UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

________________

SCHEDULE 14A

________________

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934

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Four Leaf Acquisition Corporation
(Name of Registrant as Specified In Its Charter)

_________________________________________________________________
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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FOUR LEAF ACQUISITION CORPORATION
4546 El Camino Real B10 #715,
Los Altos, California 94022
(650) 720-5626

June 13, 2025

Dear Stockholders:

On behalf of the board of directors (the “Board”) of Four Leaf Acquisition Corporation (“Four Leaf,” the “Company,” “we,” “our,” or “us”), I invite you to attend the special meeting of stockholders of the Company, to be held at 11 a.m., Pacific Time, on June 22, 2025 (the “Special Meeting”). We have decided to hold this Special Meeting virtually via live webcast on the internet because hosting a virtual meeting enables greater stockholder attendance and participation from any location around the world, improves meeting efficiency and our ability to communicate effectively with our stockholders, and reduces the cost and environmental impact of the Special Meeting. You will be able to attend the Special Meeting, vote and submit your questions during the Special Meeting by visiting https://www.cstproxy.com/fourleaf/2025. As discussed in the enclosed proxy statement, the purpose of the Special Meeting is to consider and vote upon the following proposals:

1.      Proposal No. 1 — A proposal to approve amendments to our Second Amended and Restated Certificate of Incorporation (the “Amended Certificate”) in order to provide our Board with the right to extend (the “Extension”) the date by which we have to consummate an initial business combination (the “Combination Period”) up to an additional 12 times for one month each time, from June 22, 2025 (the “Current Termination Date”) until June 22, 2026 (the “Amended Termination Date”) or such earlier date as may be determined by the Board in its sole discretion (the “Extension Amendment Proposal”). A copy of these proposed amendments to the Amended Certificate is set forth in Annex A to the accompanying proxy statement;

2.      Proposal No. 2 — A proposal to amend our investment management trust agreement, dated March 16, 2023 (the “Trust Agreement”), by and between Four Leaf and Continental Stock Transfer & Trust Company (“Continental”), to allow us to extend the Combination Period up to an additional 12 times for one month each time from the Current Termination Date until the Amended Termination Date, by depositing $75,000 into the trust account (the “Trust Account”) maintained by Continental under the Trust Agreement, for each one month extension (each an “Extension Payment”) (the “Trust Amendment Proposal” and together with the Extension Amendment Proposal, the “Extension Proposals”); and

3.      Proposal No. 3 — A proposal to approve the adjournment of the Special Meeting to a later date or dates, if necessary or desirable, to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the Special Meeting, there are insufficient votes for, or otherwise in connection with, the approval of either of the foregoing proposals (the “Adjournment Proposal”).

Approval of each of the Extension Proposals is a condition to the implementation of the Extension. The Adjournment Proposal will only be presented at the Special Meeting if there are not sufficient votes to approve either of the other proposals.

Each of the Extension Proposals and the Adjournment Proposal is more fully described in the accompanying proxy statement. Please take the time to read carefully each of the proposals in the accompanying proxy statement before you vote. The purpose of the Extension Proposals is to provide us with additional time to complete an initial business combination, which we will not be able to do on or before the Current Termination Date. If our stockholders do not approve the Extension at the Special Meeting, we may be forced to liquidate. The Board has determined that it is in the best interests of our stockholders to extend the date by which we have to consummate an initial business combination up to the Amended Termination Date, in order to provide our stockholders an opportunity to participate in an investment in a company with which we may combine. The Board also believes that it is advantageous for the Board to determine, in its sole discretion, whether to liquidate and dissolve the Company at a date that is earlier than the Amended Termination Date, which our stockholders would be enabling the Board to do by approving the Extension Amendment Proposal. Approval of each of the Extension Amendment Proposal and Trust Amendment Proposal is a condition to the implementation of the Extension.

The purpose of the Trust Amendment Proposal is to revise the terms that would apply to our Trust Account maintained at Continental under the Trust Agreement so that they are aligned with the terms to be included in our Amended Certificate by the Extension Amendment Proposal. Pursuant to the terms of the current Amended Certificate and the Trust Agreement, we are allowed to extend the Business Combination Period until the current Termination Date by electing to make an Extension Payment for each one month extension.

By approving the Extension Proposals, our Amended Certificate and the Trust Agreement would be amended to allow us to extend the Business Combination Period from the Current Termination Date up until the Amended Termination Date by electing to make an Extension Payment for each one month extension of $75,000 into the Trust Account. For each Extension Payment, our Sponsor will deposit the applicable Extension Payment amount into the Trust Account and we will issue an unsecured promissory note (each an “Extension Note”) in the principal amount of the Extension Payment to our Sponsor. Each Extension Note will bear no interest and will be repayable in full upon the consummation of an initial business combination. If we do not consummate an initial business combination, then any Extension Notes will not be repaid and all amounts owed under the Extension Notes will be forgiven except to the extent that we have funds available to us outside of the Trust Account.

Our Board has fixed the close of business on June 13, 2025 as the record date for determining our stockholders entitled to receive notice of and vote at the Special Meeting and any adjournment thereof. Only holders of record of our Class A common stock and Class B common stock, par value $0.0001 per share (“Class B common stock” or the “founder shares” and, together with the Class A common stock, the “common stock”) on that date are entitled to have their votes counted at the Special Meeting or any adjournment thereof. The affirmative vote of 65% of our outstanding shares of common stock, voting together as a single class, will be required to approve each of the Extension Proposals. Approval of the Adjournment Proposal requires the affirmative vote of the majority of the votes cast by stockholders represented in person (including virtually) or by proxy at the Special Meeting.

In connection with the Extension Amendment Proposal, holders (“public stockholders”) of public shares that were sold in our IPO may elect (the “Election”) to redeem their public shares for a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned thereon not previously released to us to pay taxes, divided by the number of then outstanding public shares, regardless of whether or how such public stockholders vote on the proposals at the Special Meeting. However, redemption payments for Elections in connection with the Special Meeting will only be made if both Extension Proposals receive the requisite stockholder approvals and we determine to implement the Extension. In addition, we will not proceed with the Extension unless we will have at least $5,000,001 of net tangible assets following approval of the Extension Proposals, after taking into account any redemption payments.

You are not being asked to vote on any initial business combination at this time. If the Extension is implemented and you do not elect to redeem your public shares in connection with the Extension, you will retain the right to vote on an initial business combination when it is submitted to the public stockholders (provided that you are a stockholder on the record date for a meeting to consider an initial business combination) and the right to redeem your public shares for a pro rata portion of the Trust Account in the event an initial business combination is approved and completed or we have not consummated an initial business combination by the Amended Termination Date, subject to any limitations set forth in our Amended Certificate.

If the Extension Proposals are approved and the Extension is implemented, then in accordance with the Trust Agreement, the Trust Account will not be liquidated (other than to effectuate the redemptions described above) until the earlier of: (a) receipt by Continental of a termination letter (in accordance with the terms of the Trust Agreement); or (b) the passage of the Amended Termination Date.

We estimate that the per share price at which the public shares may be redeemed from cash held in the Trust Account will be approximately $11.64 at the time of the Special Meeting based on the amount held in the Trust Account as of the record date, which was approximately $31,073,112.16 (which amount includes interest earned thereon but excludes funds previously distributed to us to pay taxes). The closing price of our Class A common stock on the Nasdaq Stock Market LLC (“Nasdaq”) on June 12, 2025 was $11.40. We cannot assure public stockholders that they will be able to sell their public shares in the open market, even if the market price per share is higher than the redemption price stated above, as there may not be sufficient liquidity in our securities when such stockholders wish to sell their shares. Our Sponsor and directors (together the “initial stockholders”) have agreed to waive their redemption rights with respect to their founder shares in connection with a stockholder vote to approve Extension Amendment Proposal.

If the Extension Proposals are not approved and we do not consummate an initial business combination by the Current Termination Date (assuming we do not decide to exercise the currently available second three-month extension option available under the Amended Certificate), as contemplated by our Amended Certificate, we will: (i) cease all operations except for the purpose of winding up; (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem the public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to us to pay our taxes (less up to $100,000 of interest to pay dissolution expenses), divided by the number of then outstanding public shares, which redemption will completely extinguish public stockholders’ rights as stockholders (including the right to receive further liquidating distributions, if any), subject to applicable law; and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining stockholders and our board of directors, dissolve and liquidate, subject in the case of clauses (ii) and (iii) above to our obligations under Delaware law to provide for claims of creditors and the requirements of other applicable law. There will be no redemption rights or liquidating distributions with respect to our warrants, including the warrants included in the units sold in the IPO, which will expire worthless in the event the Company winds up.

After careful consideration of all relevant factors, our Board has determined that Extension Proposals and, if presented, the Adjournment Proposal are all advisable and recommends that you vote or give instruction to vote “FOR” each of the Extension Proposals and, if presented, the Adjournment Proposal.

Enclosed is the proxy statement containing detailed information concerning each of the Extension Proposals, the Adjournment Proposal and the Special Meeting. Whether or not you plan to attend the Special Meeting, we urge you to read this material carefully and vote your shares.

Sincerely,

/s/ Bala Padmakumar
Bala Padmakumar,
Chairman of the Board and Interim Chief Executive Officer
June 13, 2025

FOUR LEAF ACQUISITION CORPORATION
4546 El Camino Real B10 #715,
Los Altos, California 94022

NOTICE OF SPECIAL MEETING OF STOCKHOLDERS

TO BE HELD ON June 22, 2025

To The Stockholders of Four Leaf Acquisition Corporation:

NOTICE IS HEREBY GIVEN that a special meeting of Four Leaf Acquisition Corporation, a Delaware corporation (“Four Leaf,” the “Company,” “we,” “our,” or “us”), will be held on June 22, 2025, at 11 a.m., Pacific Time (the “Special Meeting”). We have decided to hold this Special Meeting virtually via live webcast on the internet because hosting a virtual meeting enables greater stockholder attendance and participation from any location around the world, improves meeting efficiency and our ability to communicate effectively with our stockholders, and reduces the cost and environmental impact of the Special Meeting. You will be able to attend the Special Meeting, vote and submit your questions during the Special Meeting by visiting https://www.cstproxy.com/fourleaf/2025. You will not be able to attend the Special Meeting in person.

The purpose of the Special Meeting will be to consider and vote upon the following proposals:

1.      Proposal No. 1 — A proposal to approve amendments to our Second Amended and Restated Certificate of Incorporation (the “Amended Certificate”) in order to provide our Board of Directors (the “Board”) with the right to extend the date by which we have to consummate an initial business combination up to an additional 12 times for one month each time, from June 22, 2025 (the “Current Termination Date”) until June 22, 2026 (the “Amended Termination Date”) or such earlier date as may be determined by the Board in its sole discretion (the “Extension Amendment Proposal”). A copy of these proposed amendments to the Amended Certificate is set forth in Annex A to the accompanying proxy statement;

2.      Proposal No. 2 — A proposal to amend our investment management trust agreement, dated March 16, 2023 (the “Trust Agreement”), by and between Four Leaf and Continental Stock Transfer & Trust Company (“Continental”), to allow us to extend the Combination Period up to an additional 12 times for one month each time from the Current Termination Date until the Amended Termination Date, by depositing $75,000 into the trust account (the “Trust Account”) maintained by Continental under the Trust Agreement, for each one month extension (each an “Extension Payment”) (the “Trust Amendment Proposal” and together with the Extension Amendment Proposal, the “Extension Proposals”); and

3.      Proposal No. 3 — A proposal to approve the adjournment of the Special Meeting to a later date or dates, if necessary or desirable, to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the Special Meeting, there are insufficient votes for, or otherwise in connection with, the approval of either of the foregoing proposals (the “Adjournment Proposal”).

The Board has fixed the close of business on June 13, 2025 as the record date for the Special Meeting and only holders of record of our Class A common stock, and Class B common stock, par value $0.0001 per share, on that date are entitled to have their votes counted at the Special Meeting or any adjournment thereof.

After careful consideration of all relevant factors, our Board has determined that each of the Extension Proposals and, if presented, the Adjournment Proposal are all advisable and recommends that you vote or give instruction to vote “FOR” each of the Extension Amendment Proposal, the Trust Amendment Proposal and, if presented, the Adjournment Proposal.

By Order of the Board of Directors:

Sincerely,

/s/ Bala Padmakumar
Bala Padmakumar
Chairman of the Board and Interim Chief Executive Officer

Dated: June 13, 2025

Your vote is important. If you are a stockholder of record, please sign, date and return your proxy card as soon as possible to make sure that your shares are represented at the Special Meeting. If you are a stockholder of record, you may also cast your vote virtually at the Special Meeting. If your shares are held in an account at a brokerage firm or bank, you must instruct your broker or bank how to vote your shares, or you may cast your vote virtually at the Special Meeting by obtaining a proxy from your brokerage firm or bank. Your failure to vote or instruct your broker or bank how to vote will have the same effect as voting against each of the Extension Proposals, and an abstention will have the same effect as voting against each of the Extension Proposals. Abstentions will be counted in connection with the determination of whether a valid quorum is established but will have no effect on the outcome of the Adjournment Proposal.

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting of Stockholders to be held on June 13, 2025: This notice of meeting and the accompanying proxy statement are available at https://www.cstproxy.com/fourleaf/2025.

TO EXERCISE YOUR REDEMPTION RIGHTS, YOU MUST: (1) IF YOU HOLD PUBLIC SHARES THROUGH UNITS, ELECT TO SEPARATE YOUR UNITS INTO THE UNDERLYING PUBLIC SHARES AND PUBLIC WARRANTS PRIOR TO EXERCISING YOUR REDEMPTION RIGHTS WITH RESPECT TO THE PUBLIC SHARES; (2) SUBMIT A WRITTEN REQUEST TO OUR TRANSFER AGENT, CONTINENTAL, BY 5:00 P.M. EASTERN TIME ON June 19, 2025, THE DATE THAT IS TWO BUSINESS DAYS PRIOR TO THE SCHEDULED VOTE AT THE SPECIAL MEETING, THAT YOUR PUBLIC SHARES BE REDEEMED FOR CASH, INCLUDING THE LEGAL NAME, PHONE NUMBER, AND ADDRESS OF THE BENEFICIAL OWNER OF THE SHARES FOR WHICH REDEMPTION IS REQUESTED; AND (3) DELIVER YOUR SHARES OF CLASS A COMMON STOCK TO CONTINENTAL, PHYSICALLY OR ELECTRONICALLY USING THE DEPOSITORY TRUST COMPANY’S DWAC (DEPOSIT WITHDRAWAL AT CUSTODIAN) SYSTEM, IN EACH CASE IN ACCORDANCE WITH THE PROCEDURES AND DEADLINES DESCRIBED IN THE ACCOMPANYING PROXY STATEMENT. IF YOU HOLD THE SHARES IN STREET NAME, YOU WILL NEED TO INSTRUCT THE ACCOUNT EXECUTIVE AT YOUR BANK OR BROKER TO WITHDRAW THE SHARES FROM YOUR ACCOUNT IN ORDER TO EXERCISE YOUR REDEMPTION RIGHTS.

FOUR LEAF ACQUISITION CORPORATION
4546 El Camino Real B10 #715,
Los Altos, California 94022

PROXY STATEMENT FOR THE SPECIAL MEETING OF STOCKHOLDERS
TO BE HELD ON June 22, 2025

The special meeting of stockholders of Four Leaf Acquisition Corporation (“Four Leaf,” the “Company,” “we,” “our” or “us”), a Delaware corporation, will be held at 11 a.m., Pacific Time, on June 22, 2025 (the “Special Meeting”). We have decided to hold this Special Meeting virtually via live audio webcast on the internet because hosting a virtual meeting enables greater stockholder attendance and participation from any location around the world, improves meeting efficiency and our ability to communicate effectively with our stockholders, and reduces the cost and environmental impact of the Special Meeting. You will be able to attend the Special Meeting, vote and submit your questions during the Special Meeting by visiting https://www.cstproxy.com/fourleaf/2025. You will not be able to attend the Special Meeting in person. At the Special Meeting, the stockholders will consider and vote upon the following proposals:

1.      Proposal No. 1 — A proposal to approve amendments to our Second Amended and Restated Certificate of Incorporation (the “Amended Certificate”) in order to provide our Board of Directors (the “Board”) with the right to extend (the “Extension”) the date by which we have to consummate an initial business combination (the “Combination Period”) up to an additional 12 times for one month each time, from June 22, 2025 (the “Current Termination Date”) until June 22, 2026 (the “Amended Termination Date”) or such earlier date as may be determined by the Board in its sole discretion (the “Extension Amendment Proposal”);

2.      Proposal No. 2 — A proposal to amend our investment management trust agreement, dated March 16, 2023 (the “Trust Agreement”), by and between Four Leaf and Continental Stock Transfer & Trust Company (“Continental”), to allow us to extend the Combination Period up to an additional 12 times for one month each time from the Current Termination Date until the Amended Termination Date, by depositing $75,000 into the trust account (the “Trust Account”) maintained by Continental under the Trust Agreement, for each one month extension (each an “Extension Payment”) (the “Trust Amendment Proposal” and together with the Extension Amendment Proposal, the “Extension Proposals”); and

3.      Proposal No. 3 — A proposal to approve the adjournment of the Special Meeting to a later date or dates, if necessary or desirable, to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the Special Meeting, there are insufficient votes for, or otherwise in connection with, the approval of either of the foregoing proposals (the “Adjournment Proposal”).

Each of the Extension Proposals and the Adjournment Proposal are more fully described herein. Please see “Questions and Answers about the Special Meeting — How do I attend the Special Meeting?” for more information.

The sole purpose of the Extension Amendment Proposal is to provide us with sufficient time to complete a merger, share exchange, asset acquisition, stock purchase, recapitalization, reorganization or other similar business combination involving us and one or more businesses or entities (which we refer to herein as an “initial business combination). On December 17, 2024, We entered into an Agreement and Plan of Merger (the “Merger Agreement”), by and among Four Leaf, Xiaoyu Dida Interconnect International Limited, an exempted company incorporated in the Cayman Islands with limited liability (“Xiaoyu Dida”), Xiaoyu Dida Merger Sub, Inc., a Delaware corporation and a wholly-owned subsidiary of Xiaoyu Dida (“Merger Sub 1”), and Xiaoyu Dida (USA) Company, Inc., a Delaware corporation and a wholly-owned subsidiary of Xiaoyu Dida (“Merger Sub 2”). Upon the closing of the transactions contemplated by the Merger Agreement, (i) Merger Sub 1, will be merged with and into Four Leaf (“Merger 1”), with Four Leaf being the surviving company and becoming a wholly-owned subsidiary of Xiaoyu Dida. Four Leaf, in its capacity as the surviving entity of Merger 1, is referred to for the periods from and after Merger 1 as the “Merger 1 Surviving Corporation”); and (ii) immediately following the consummation of Merger 1, the Merger 1 Surviving Corporation will be merged with and into Merger Sub 2 (“Merger 2” and, collectively with Merger 1, the “Mergers”), with Merger Sub 2 being the surviving company and becoming a wholly-owned subsidiary of Xiaoyu Dida (Merger Sub 2, in its capacity as the surviving entity of Merger 2, is referred to for the periods from and after Merger 2 as the “Merger 2 Surviving Corporation”). The parties are actively seeking to close the business combination pursuant the Merger Agreement. Our Board currently believes that there will not be sufficient time before the Current Termination Date to complete an business combination. Accordingly, our Board believes that the Extension is necessary in order to be able to consummate an initial business combination. Therefore, our Board has determined that it is in the best interests of our stockholders to extend the date by which we must consummate an initial business combination to the Amended Termination Date in order to provide our stockholders with the opportunity to participate in an investment in a company with which we may combine. The Board also believes that it is advantageous for the Board to determine, in its sole discretion, whether to liquidate and dissolve the Company at a date that is earlier than the Amended Termination Date, which our stockholders would be enabling the Board to do by approving the Extension Amendment Proposal.

The purpose of the Trust Amendment Proposal is to revise terms that would apply to our Trust Account maintained at Continental under the Trust Agreement so that they are aligned to the terms to be included in our Amended Certificate by the Extension Amendment Proposal. Pursuant to the terms of the current Amended Certificate and the Trust Agreement, we are allowed to extend the Business Combination Period until the current Termination Date by electing to make an Extension Payment for each one month extension.

By approving the Extension Proposals, our Amended Certificate and the Trust Agreement would be amended to allow us to extend the Combination Period from the Current Termination Date up until the Amended Termination Date by electing to make an Extension Payment for each one month extension of $75,000 into the Trust Account. For each Extension Payment, our Sponsor will deposit the applicable Extension Payment amount into the Trust Account and we will issue an unsecured promissory note (each an “Extension Note”) in the principal amount of the Extension Payment to our Sponsor. Each Extension Note will bear no interest and will be repayable in full upon the consummation of an initial business combination. If we do not consummate an initial business combination, then any Extension Notes will not be repaid and all amounts owed under the Extension Notes will be forgiven except to the extent that we have funds available to us outside of the Trust Account.

Approval of each of the Extension Proposals is a condition to the implementation of the Extension. In addition, we will not proceed with the Extension unless we will have at least $5,000,001 of net tangible assets following approval of the Extension Proposals, after taking into account any redemption payments.

The purpose of the Adjournment Proposal is to allow us to adjourn the Special Meeting to a later date or dates if we determine that additional time is necessary to permit further solicitation and vote of proxies in the event that there are insufficient votes to approve the Extension Proposals if we determine that additional time is necessary to effectuate the Extension.

The affirmative vote of 65% of the Company’s outstanding Class A common stock and Class B common stock (“Class B common stock” or the “founder shares” and, together with the Class A common stock, the “common stock”), voting together as a single class, will be required to approve the Extension Proposals. Approval of the Adjournment Proposal requires the affirmative vote of the majority of the votes cast by stockholders represented in person (including virtually) or by proxy at the Special Meeting.

Our Board has fixed the close of business on June 13, 2025 as the date for determining our stockholders entitled to receive notice of and vote at the Special Meeting. Only record holders of our common stock at the close of business on the record date are entitled to vote or have their votes cast at the Special Meeting and any adjournment thereof. On the record date, there were 2,722,903 outstanding shares of our Class A common stock and 1,355,250 outstanding shares of our Class B common stock, which vote together as a single class with respect to Extension Proposals. Our warrants do not have voting rights in connection with either the Extension Proposals or, if presented, the Adjournment Proposal.

In connection with the Extension Amendment Proposal, holders of public shares (“public stockholders”) may elect to redeem their public shares for a per share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account established by us in connection with our IPO as of two business days prior to such approval, including any interest earned on the Trust Account deposits not previously released to us to pay taxes, divided by the number of then outstanding public shares (the “Election”), regardless of whether such public stockholders vote on the Extension Proposals. If the Extension Proposals are approved by the requisite vote of stockholders, the holders of public shares that do not make the Election will retain the opportunity to have their public shares redeemed in conjunction with the consummation of an initial business combination, subject to any limitations set forth in our Amended Certificate. In addition, public stockholders who do not make the Election would be entitled to have their public shares redeemed for cash if we have not completed an initial business combination by the Amended Termination Date.

The withdrawal of funds from the Trust Account in connection with the Election will reduce the amount held in the Trust Account following the Election, and the amount remaining in the Trust Account after such withdrawal may be only a fraction of the approximately $31,073,112.16 that was in the Trust Account as of the record date (which amount includes interest but excludes amounts previously released to us to pay taxes). In such event, we may still seek to obtain additional funds to complete an initial business combination, and there can be no assurance that such funds will be available on terms acceptable to the parties or at all.

We estimate that the per share price at which the public shares may be redeemed from cash held in the Trust Account will be approximately $11.64 at the time of the Special Meeting based on the amount held in the Trust Account as of the record date. The closing price of our Class A common stock on the Nasdaq Stock Market LLC (“Nasdaq”) on June 12, 2025 was $11.40. We cannot assure public stockholders that they will be able to sell their public shares in the open market, even if the market price per share is higher than the redemption price stated above, as there may not be sufficient liquidity in its securities when such stockholders wish to sell their shares.

The Inflation Reduction Act of 2022 (the “IRA”) imposes a new U.S. federal 1% excise tax on certain repurchases (including redemptions) of stock by publicly traded domestic corporations and certain domestic subsidiaries of publicly traded foreign corporations (the “Excise Tax”). The Excise Tax is imposed on the repurchasing corporation itself, not its stockholders from which shares are repurchased. Generally, the amount of the Excise Tax is 1% of the fair market value of the shares repurchased at the time of the repurchase. For the purposes of calculating the Excise Tax, the repurchasing corporation is permitted to net the fair market value of certain new stock issuances against the fair market value of the stock repurchases that occur in the same taxable year. Any redemption of our shares of Class A common stock may be subject to the Excise Tax; however, because the Excise Tax would be payable by us and not by the redeeming holder, the mechanics of any required payment of the Excise Tax have not been determined. The Excise Tax is imposed on the repurchasing corporation itself, not the stockholders from which stock is repurchased. We confirm that the proceeds placed in the Trust Account (including future Extension Payments), and the interest earned thereon will not be used to pay for the Excise Tax that may be levied on us in connection with such redemptions.

The Adjournment Proposal, if adopted, will allow our Board to adjourn the Special Meeting to a later date or dates, if necessary or appropriate, to permit further solicitation of proxies. The Adjournment Proposal will be presented to our stockholders only in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Extension Proposals.

If both Extension Proposals are not approved and we do not consummate an initial business combination by the Current Termination Date (assuming we do not decide to exercise the currently available second three-month extension option available under the Amended Certificate), as contemplated by our Amended Certificate, we will: (i) cease all operations except for the purpose of winding up; (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem the public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to us to pay our taxes (less up to $100,000 of interest to pay dissolution expenses), divided by the number of then outstanding public shares, which redemption will completely extinguish public stockholders’ rights as stockholders (including the right to receive further liquidating distributions, if any), subject to applicable law; and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining stockholders and our Board, dissolve and liquidate, subject in the case of clauses (ii) and (iii) above to our obligations under Delaware law to provide for claims of creditors and the requirements of other applicable law. There will be no redemption rights or liquidating distributions with respect to our warrants, including the warrants included in the units sold in the IPO (the “public warrants”), which will expire worthless in the event the Company winds up.

Our Sponsor and directors (together the “initial stockholders”) have agreed to waive their redemption rights with respect to their founder shares in connection with a stockholder vote to approve Extension Amendment Proposal.

Our Sponsor has agreed that it will be liable to us if and to the extent any claims by a third party for services rendered or products sold to us, or a prospective target business with which we have entered into a written letter of intent, confidentiality or similar agreement or business combination agreement, reduce the amount of funds in the Trust Account to below the lesser of: (i) $10.30 per public share; and (ii) the actual amount per public share held in the Trust Account as of the date of the liquidation of the Trust Account, if less than $10.30 per share due to reductions in the value of the trust assets, less taxes payable, provided that such liability will not apply to any claims by a third party or prospective target business who executed a waiver of any and all rights to the monies held in the Trust Account (whether or not such waiver is enforceable) nor will it apply to any claims under our indemnity of the underwriters of IPO against certain liabilities, including liabilities under the Securities Act of 1933, as amended. However, we have not asked our Sponsor to reserve for such indemnification obligations, nor have we independently verified whether our Sponsor has sufficient funds to satisfy its indemnity obligations and believe that our Sponsor’s only assets are securities of our Company. Therefore, we cannot assure you that our Sponsor would be able to satisfy those obligations. None of our officers or directors will indemnify us for claims by third parties including, without limitation, claims by vendors and prospective target businesses.

Under the Delaware General Corporation Law (the “DGCL”), stockholders may be held liable for claims by third parties against a corporation to the extent of distributions received by them in a dissolution. The pro rata portion of our Trust Account distributed to our public stockholders upon the redemption of our public shares in the event we do not complete our initial business combination may be considered a liquidating distribution under the DGCL. If a corporation complies with certain procedures set forth in Section 280 of the DGCL intended to ensure that it makes reasonable provision for all claims against it, including a 60-day notice period during which any third-party claims can be brought against the corporation, a 90-day period during which the corporation may reject any claims brought, and an additional 150-day waiting period before any liquidating distributions are made to stockholders, any liability of stockholders with respect to a liquidating distribution is limited to the lesser of such stockholder’s pro rata share of the claim or the amount distributed to the stockholder, and any liability of the stockholder would be barred after the third anniversary of the dissolution.

However, it is our intention to redeem our public shares as soon as reasonably possible in the event we do not complete our initial business combination and, therefore, we do not intend to comply with the foregoing procedures. Because we will not be complying with Section 280, Section 281(b) of the DGCL requires us to adopt a plan, based on facts known to us at such time that will provide for our payment of all existing and pending claims or claims that may be potentially brought against us within the 10 years following our dissolution. However, because we are a blank check company, rather than an operating company, and our operations will be limited to searching for prospective target businesses to acquire, the only likely claims to arise would be from our vendors (such as lawyers, investment bankers, etc.) or prospective target businesses.

If the Extension Amendment Proposal is approved, such approval will constitute consent for us to: (i) remove from the Trust Account an amount (the “Withdrawal Amount”) equal to the number of public shares properly redeemed multiplied by the per share price, equal to the aggregate amount then on deposit in the Trust Account as of two business days prior to such approval, including any interest earned on the Trust Account deposits less amounts previously distributed to us to pay taxes, divided by the number of then outstanding public shares; and (ii) deliver to the holders of such redeemed public shares their portion of the Withdrawal Amount. The remainder of such funds shall remain in the Trust Account and be available for use by us to complete an initial business combination on or before the Amended Termination Date. Holders of public shares who do not redeem their public shares now will retain their redemption rights and their ability to vote on an initial business combination through the Amended Termination Date if the Extension Amendment Proposal is approved.

This proxy statement contains important information about the Special Meeting and the proposals to be voted on at the Special Meeting. Please read it carefully and vote your shares.

This proxy statement is dated June 13, 2025, and is first being mailed to shareholders on or about that date.

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CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS

The statements contained in this proxy statement that are not purely historical may constitute “forward-looking statements” for purposes of the federal securities laws. Our forward-looking statements include, but are not limited to, statements regarding our or our management team’s expectations, hopes, beliefs, intentions or strategies regarding the future. In addition, any statements that refer to projections, forecasts or other characterizations of future events or circumstances, including any underlying assumptions, are forward-looking statements. The words “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intend,” “may,” “might,” “plan,” “possible,” “potential,” “predict,” “project,” “should,” “would” and similar expressions may identify forward-looking statements, but the absence of these words does not mean that a statement is not forward-looking. Forward-looking statements in this proxy statement may include, without limitation, statements about:

•        our ability to select an appropriate target business or businesses;

•        our ability to complete our initial business combination;

•        our expectations around the performance of the prospective target business or businesses;

•        our success in retaining or recruiting, or changes required in, our officers, key employees or directors following our initial business combination;

•        our officers and directors allocating their time to other businesses and potentially having conflicts of interest with our business or in approving our initial business combination, as a result of which they would then receive expense reimbursements;

•        our potential ability to obtain additional financing to complete our initial business combination;

•        our pool of prospective target businesses;

•        the ability of our officers and directors to generate a number of potential acquisition opportunities;

•        our public securities’ potential liquidity and trading;

•        the lack of a market for our securities;

•        our ability to consummate an initial business combination due to changes in laws or regulations, including changes imposing additional requirements on business combination transactions involving special purpose acquisition corporations (“SPACs”) and private operating companies and the application of the 1% U.S. federal excise tax under the IRA;

•        the use of proceeds not held in the Trust Account or available to us from interest income on the Trust Account balance;

•        the Trust Account not being subject to claims of third parties; or

•        our financial performance.

The forward-looking statements contained in this proxy statement are based on our current expectations and beliefs concerning future developments and their potential effects on us. There can be no assurance that future developments affecting us will be those that we have anticipated. These forward-looking statements involve a number of risks, uncertainties (some of which are beyond our control) or other assumptions that may cause actual results or performance to be materially different from those expressed or implied by these forward-looking statements. These risks and uncertainties include, but are not limited to, those factors described in the Risk Factors section of our Annual Report on Form 10-K for the year ended December 31, 2024 filed with the U.S. Securities and Exchange Commission (the “SEC”) on April 30, 2025, our subsequent Quarterly Reports on Form 10-Q and elsewhere in our filings with the SEC. Should one or more of these risks or uncertainties materialize, or should any of our assumptions prove incorrect, actual results may vary in material respects from those projected in these forward-looking statements. We undertake no obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as may be required under applicable securities laws.

QUESTIONS AND ANSWERS ABOUT THE SPECIAL MEETING

These Questions and Answers are only summaries of the matters they discuss. They do not contain all of the information that may be important to you. You should read carefully the entire document, including the annexes to this proxy statement.

Why am I receiving this proxy statement?

This proxy statement and the enclosed proxy card are being sent to you in connection with the solicitation of proxies by our Board for use at the Special Meeting, or at any adjournments thereof. This proxy statement summarizes the information that you need to make an informed decision on the proposals to be considered at the Special Meeting.

We are a blank check company incorporated on March 3, 2022 for the purpose of effecting an initial business combination. In May 2022, our Sponsor paid $25,000, or approximately $0.011 per share, to cover certain offering costs in consideration for 2,156,250 founders shares. On May 10, 2022, our Sponsor surrendered 287,500 founder shares, for no consideration, resulting in our Sponsor and directors continuing to hold 1,868,750 founder shares. On August 26, 2022, our Sponsor transferred 25,000 founder shares to each of Rahul Mewawalla and Stephen Markscheid, each of which are members of our Board. The awards will vest simultaneously with the closing of an initial business combination, provided the director has continuously served on our Board through the closing of such initial business combination.

On March 22, 2023 (the “IPO Date”), we consummated our IPO. Pursuant to our IPO, we offered and sold an aggregate of 5,200,000 units (the “public units”). Each public unit consisted of one share of Class A common stock and one public warrant. Each public warrant entitles the holder thereof to purchase one share of Class A common stock at an exercise price of $11.50. The public units were sold at a price of $10.00 per unit, generating gross proceeds to us of $54,210,000.

In connection with the consummation of the IPO, on March 16, 2023, our Sponsor forfeited an aggregate of 373,750 founder shares for no consideration, resulting in our Sponsor and directors holding an aggregate of 1,495,000 founder shares, of which up to 195,000 founder shares were subject to forfeiture to the extent the over-allotment option was not exercised in full by the underwriter prior to its expiration date on April 30, 2023. On March 17, 2023, the underwriters partially exercised their over-allotment option and purchased 221,000 additional public units. Upon the partial exercise their over-allotment option by the underwriters, the forfeiture lapsed for 55,250 founder shares. Following the expiration of the underwriters’ remaining over-allotment option on April 30, 2023, the remaining 139,750 founder shares were forfeited, resulting in our Sponsor and directors holding an aggregate of 1,355,250 founder shares.

Simultaneously with the closing of the IPO, we consummated the private placement (“Private Placement”) of 3,576,900 warrants (the “private warrants”), which were purchased by our Sponsor, at a price of $1.00 per private warrant, generating gross proceeds to us of approximately $3.58 million. Upon the closing of the IPO and the Private Placement (including the additional public units sold in connection with the partial exercise of the underwriter’s over-allotment option), $55,836,300 ($10.30 per public unit) of the net proceeds of the sale of the public units in the IPO and the Private Placement were placed into the Trust Account.

Like most blank check companies’ governing documents, our Amended Certificate provides for the return of the IPO proceeds held in the Trust Account to the holders of public shares if there is no qualifying initial business combination consummated on or before a certain date. Under our Amended Certificate, we are allowed to extend the Business Combination Period until the current Termination Date by electing to make an Extension Payment for each one month extension. For each Extension Payment, our Sponsor will deposit the applicable Extension Payment amount into the Trust Account and we will issue an unsecured promissory note (each an “Extension Note”) in the principal amount of the Extension Payment to our Sponsor. The Extension Note bears no interest and is repayable in full upon the consummation of an initial business combination. If we do not consummate an initial business combination, the Extension Note will not be repaid and all amounts owed under the Extension Note will be forgiven except to the extent that we have funds available to us outside of the Trust Account.

If we are unable to complete an initial business combination prior to the Current Termination Date, we will: (i) cease all operations except for the purpose of winding up; (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem the public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds in the Trust Account and not previously released to the Company (less up to $100,000 of interest to pay dissolution expenses), divided by the number of then issued and outstanding public shares, which redemption will completely extinguish the public stockholders’ rights as stockholders (including the right to receive further liquidating distributions, if any); subject to applicable law and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the remaining stockholders and our Board, liquidate and dissolve, subject in each case of clauses (ii) and (iii) above to our obligations under Delaware law to provide for claims of creditors and the requirements of other applicable law. Additionally, there will be no redemption rights or liquidating distributions with respect to our warrants, which will expire worthless in the event of our winding up.

In order to effect the Extension, our Board is submitting the below-described Extension Proposals to our stockholders for approval at the Special Meeting. Our Board believes that it is in the best interests of the Company and its stockholders to extend the business combination period until the Amended Extension Date, thereby providing us with additional time to consummate an initial business combination and enabling our stockholders to participate in an investment in a company with which we may combine. Therefore, the Board is submitting the proposals described in this proxy statement for the stockholders to vote upon.

What is being voted on?

You are being asked to vote on each of the Extension Proposals and, if presented, the Adjournment Proposal. Each of the proposals are listed below:

1.      The Extension Amendment Proposal — A proposal to approve amendments to our Amended Certificate in order to provide our Board with the right to the date by which we have to consummate an initial business combination up to an additional 12 times for one month each time, from June 22, 2025 until June 22, 2026 or such earlier date as may be determined by the Board in its sole discretion;

2.      The Trust Amendment Proposal — A proposal to amend our investment management trust agreement, dated March 16, 2023 (the “Trust Agreement”), by and between Four Leaf and Continental Stock Transfer & Trust Company (“Continental”), to allow us to extend the Combination Period up to an additional 12 times for one month each time from the Current Termination Date until the Amended Termination Date, by depositing $75,000 into the trust account (the “Trust Account”) maintained by Continental under the Trust Agreement, for each one month extension (each an “Extension Payment”) (the “Trust Amendment Proposal” and together with the Extension Amendment Proposal, the “Extension Proposals”); and

3.      The Adjournment Proposal — A proposal to approve the adjournment of the Special Meeting to a later date or dates, if necessary or desirable, to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the Special Meeting, there are insufficient votes for, or otherwise in connection with, the approval of either of the foregoing proposals.

What are the purposes of the Extension Proposals and the Adjournment Proposal?

The sole purpose of the Extension Proposals is to provide us with sufficient time to complete an initial business combination, thereby giving us additional time to consummate an initial business combination. On December 17, 2024, We entered into an Agreement and Plan of Merger (the “Merger Agreement”), by and among Four Leaf, Xiaoyu Dida Interconnect International Limited, an exempted company incorporated in the Cayman Islands with limited liability (“Xiaoyu Dida”), Xiaoyu Dida Merger Sub, Inc., a Delaware corporation and a wholly-owned subsidiary of Xiaoyu Dida (“Merger Sub 1”), and Xiaoyu Dida (USA) Company, Inc., a Delaware corporation and a wholly-owned subsidiary of Xiaoyu Dida (“Merger Sub 2”). Upon the closing of the transactions contemplated by the Merger Agreement, (i) Merger Sub 1, will be merged with and into Four Leaf (“Merger 1”), with Four Leaf being the surviving company and becoming a wholly-owned subsidiary of Xiaoyu Dida. Four Leaf, in its capacity as the surviving entity of Merger 1, is referred to for the periods from and after Merger 1 as the “Merger 1 Surviving Corporation”); and (ii) immediately following the consummation of Merger 1, the Merger 1 Surviving Corporation will be merged with and into Merger Sub 2 (“Merger 2” and, collectively with Merger 1, the

“Mergers”), with Merger Sub 2 being the surviving company and becoming a wholly-owned subsidiary of Xiaoyu Dida (Merger Sub 2, in its capacity as the surviving entity of Merger 2, is referred to for the periods from and after Merger 2 as the “Merger 2 Surviving Corporation”). While the parties are actively seeking to close the business combination pursuant the Merger Agreement, our Board currently believes that there will not be sufficient time before the Current Termination Date to complete an initial business combination. Accordingly, our Board believes that the Extension is necessary in order to be able to consummate a business combination. Therefore, our Board has determined that it is in the best interests of our stockholders to extend the date by which we must consummate an initial business combination up to the Amended Termination Date. We believe that given our expenditure of time, effort and capital resources on searching for potential business combination opportunities, circumstances warrant giving us additional time to identify a business combination target and provide public stockholders an opportunity to consider an initial business combination. Finally, our Board believes that it is advantageous for the Board to determine, in its sole discretion, whether to liquidate and dissolve the Company at a date that is earlier than the Amended Termination Date, which our stockholders would be enabling the Board to do by approving the Extension Amendment Proposal. Approval of the Extension Proposals is a condition to the implementation of the Extension. In addition, we will not proceed with the Extension unless we will have at least $5,000,001 of net tangible assets following approval of the Extension Proposals, after taking into account any redemption payments.

The purpose of the Adjournment Proposal is to allow us to adjourn the Special Meeting to a later date or dates if we determine that additional time is necessary to permit further solicitation and vote of proxies in the event that there are insufficient votes to approve the Extension Proposals or if we determine that additional time is necessary to effectuate the Extension.

In connection with the Extension Amendment Proposal, holders of public shares that were sold in our IPO may elect to redeem their public shares for a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest not previously released to us to pay taxes, divided by the number of then outstanding public shares, regardless of whether or how such public stockholders vote on the proposals at the Special Meeting. If the Extension is implemented, such approval will constitute consent for us to: (i) remove from the Trust Account the Withdrawal Amount equal to the number of public shares properly redeemed multiplied by the per share price, equal to the aggregate amount then on deposit in the Trust Account as of two business days prior to such approval, including any interest earned on the funds held in the Trust Account and not previously released to us to pay our taxes, divided by the number of then outstanding public shares; and (ii) deliver to the holders of such redeemed public shares their portion of the Withdrawal Amount. The remainder of such funds shall remain in the Trust Account and be available for use by us to complete an initial business combination on or before Amended Termination Date. Holders of public shares who do not redeem their public shares now will retain their redemption rights and their ability to vote on an initial business combination through the Amended Termination Date if the Extension Amendment Proposal is approved.

If the Extension Proposals are approved and the Extension is implemented, the removal of the Withdrawal Amount from the Trust Account in connection with the Election will reduce the amount held in the Trust Account following the Election. We cannot predict the amount that will remain in the Trust Account after such withdrawal if the Extension Proposals are approved and the amount remaining in the Trust Account may be only a fraction of approximately $31,073,112.16 that was in the Trust Account as of the record date (which amount includes interest but excludes funds previously released to us to pay our taxes). In such event, we may still seek to obtain additional funds to complete an initial business combination, and there can be no assurance that such funds will be available on terms acceptable to the parties or at all.

If the Extension Proposals are not approved and we do not consummate an initial business combination by the Current Termination Date (assuming we do not decide to exercise the currently available second three-month extension option available under the Amended Certificate), as contemplated by our Amended Certificate, we will: (i) cease all operations except for the purpose of winding up; (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem the public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to us to pay our taxes (less up to $100,000 of interest to pay dissolution expenses), divided by the number of then outstanding public shares, which redemption will completely extinguish public stockholders’ rights as stockholders (including the right to receive further liquidating distributions, if any), subject to applicable law; and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining stockholders and our board of directors, dissolve and liquidate, subject in the case of clauses (ii) and (iii) above to our obligations under Delaware law to provide for claims of creditors and the requirements of other applicable law. There will be no redemption rights or liquidating distributions with respect to our warrants, including the warrants included in the units sold in the IPO, which will expire worthless in the event the Company winds up.

The Adjournment Proposal will be presented at the Special Meeting only if there are not sufficient votes to approve the Extension Proposals.

The initial stockholders have agreed to waive their redemption rights with respect to their founder shares in connection with a stockholder vote to approve the Extension Amendment Proposal.

Why is the Company proposing the Extension Amendment Proposal, the Trust Amendment Proposal and the Adjournment Proposal?

Our Amended Certificate provides for the return of the IPO proceeds held in the Trust Account to the holders of public shares sold in the IPO if there is no qualifying initial business combination consummated during the Combination Period. Our Board currently believes that there will not be sufficient time before the Current Termination Date to complete an initial business combination. Accordingly, we have determined to seek stockholder approval to extend the date by which we must to complete an initial business combination.

The sole purpose of the Extension Amendment Proposal is to provide us with sufficient time to complete an initial business combination. On December 17, 2024, We entered into an Agreement and Plan of Merger (the “Merger Agreement”), by and among Four Leaf, Xiaoyu Dida Interconnect International Limited, an exempted company incorporated in the Cayman Islands with limited liability (“Xiaoyu Dida”), Xiaoyu Dida Merger Sub, Inc., a Delaware corporation and a wholly-owned subsidiary of Xiaoyu Dida (“Merger Sub 1”), and Xiaoyu Dida (USA) Company, Inc., a Delaware corporation and a wholly-owned subsidiary of Xiaoyu Dida (“Merger Sub 2”). Upon the closing of the transactions contemplated by the Merger Agreement, (i) Merger Sub 1, will be merged with and into Four Leaf (“Merger 1”), with Four Leaf being the surviving company and becoming a wholly-owned subsidiary of Xiaoyu Dida. Four Leaf, in its capacity as the surviving entity of Merger 1, is referred to for the periods from and after Merger 1 as the “Merger 1 Surviving Corporation”); and (ii) immediately following the consummation of Merger 1, the Merger 1 Surviving Corporation will be merged with and into Merger Sub 2 (“Merger 2” and, collectively with Merger 1, the “Mergers”), with Merger Sub 2 being the surviving company and becoming a wholly-owned subsidiary of Xiaoyu Dida (Merger Sub 2, in its capacity as the surviving entity of Merger 2, is referred to for the periods from and after Merger 2 as the “Merger 2 Surviving Corporation”). While the parties are actively seeking to close the business combination pursuant the Merger Agreement, our Board currently believes that there will not be sufficient time before the Current Termination Date to complete an initial business combination. Accordingly, our Board believes that the Extension is necessary in order to be able to consummate an initial business combination. Therefore, our Board has determined that it is in the best interests of our stockholders to extend the date by which we must consummate an initial business combination to the Amended Termination Date in order to provide our stockholders with the opportunity to participate in an investment in a company with which we may combine. The Board also believes that it is advantageous for the Board to determine, in its sole discretion, whether to liquidate and dissolve the Company at a date that is earlier than the Amended Termination Date, which our stockholders would be enabling the Board to do by approving the Extension Amendment Proposal.

The purpose of the Trust Amendment Proposal is to revise the terms that would apply to our Trust Account maintained at Continental under the Trust Agreement so that they are aligned to the terms to be included in our Amended Certificate by the Extension Amendment Proposal. By approving the Extension Proposals, our Amended Certificate and the Trust Agreement would be amended to allow us to extend the Business Combination Period from the Current Termination Date up until the Amended Termination Date by electing to make an Extension Payment for each one month extension of $75,000 into the Trust Account. For each Extension Payment, our Sponsor will deposit the applicable Extension Payment amount into the Trust Account and we will issue a Extension Note in the principal amount of the Extension Payment to our Sponsor. Each Extension Note will bear no interest and will be repayable in full upon the consummation of an initial business combination. If we do not consummate an initial business combination, then any Extension Notes will not be repaid and all amounts owed under the Extension Notes will be forgiven except to the extent that we have funds available to us outside of the Trust Account.

The purpose of the Adjournment Proposal is to allow us to adjourn the Special Meeting to a later date or dates if we determine that additional time is necessary to permit further solicitation and vote of proxies in the event that there are insufficient votes to approve the Extension Proposals or if we determine that additional time is necessary to effectuate the Extension. Accordingly, our Board is proposing the Extension Proposals and, if necessary, the Adjournment Proposal to extend our corporate existence until the Amended Termination Date.

You are not being asked to vote on any proposed initial business combination at this time. If the Extension is implemented and you do not elect to redeem your public shares now, you will retain the right to vote on any proposed initial business combination when and if one is submitted to the public stockholders (provided that you are a stockholder on the record date for a meeting to consider an initial business combination) and the right to redeem your public shares for a pro rata portion of the Trust Account in the event a proposed initial business combination is approved and completed or we have not consummated an initial business combination by the Amended Termination Date.

Why should I vote for the Extension Amendment Proposal?

Our Board believes stockholders will benefit from us consummating an initial business combination and is proposing the Extension Amendment Proposal to extend the date by which we must complete a business combination until the Amended Termination Date. The Extension will give us the opportunity to complete a business combination, which our Board believes is in the best interests of the stockholders.

Our Amended Certificate provides that if the our stockholders approve an amendment to our Amended Certificate that would affect the substance or timing of our obligation to redeem 100% of our public shares if we do not complete an initial business combination within the Combination Period, we must provide our public stockholders with the opportunity to redeem all or a portion of their shares of common stock upon such approval at a per share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account as of two business days prior to such approval, including any interest earned on the Trust Account deposits less amounts already release to us to pay taxes, divided by the number of then outstanding public shares. This Amended Certificate provision was included to protect our stockholders from having to sustain their investments for an unreasonably long period if we failed to find a suitable business combination in the timeframe contemplated by Amended Certificate. We believe, however, that given our expenditure of time, effort and money on pursuing an initial business combination, including the fact that we are actively engaged in finding an appropriate initial business combination target, circumstances warrant providing those who believe they might find an initial business combination to be an attractive investment with an opportunity to consider such transaction.

Our Board recommends that you vote in favor of the Extension Amendment Proposal but expresses no opinion as to whether you should redeem your public shares.

Why should I vote for the Trust Amendment Proposal?

Our Board believes stockholders will benefit from us consummating an initial business combination and is proposing the Trust Amendment Proposal to extend the date by which we must complete an initial business combination until the Amended Termination Date. The Extension would give us the opportunity to complete a business combination, which our Board believes is in the best interests of the stockholders.

Why should I vote for the Adjournment Proposal?

If the Adjournment Proposal is presented and not approved by our stockholders, our Board may not be able to adjourn the Special Meeting to a later date or dates in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Extension Proposals.

Our Board recommends that you vote in favor of the Adjournment Proposal, if presented.

How are the funds in the Trust Account currently being held?

The funds in the Trust Account have, since the IPO, been held only in U.S. government treasury obligations with a maturity of 185 days or less or in money market funds investing solely in U.S. government treasury obligations and meeting certain conditions under Rule 2a-7 under the Investment Company Act of 1944, as amended (the “Investment Company Act”).

On March 30, 2022, the SEC issued proposed rules relating to, among other matters, the extent to which SPACs, like us, could become subject to regulation under the Investment Company Act. The SEC’s proposed rules would provide a safe harbor for such companies from the definition of “investment company” under Section 3(a)(1)(A) of the Investment Company Act, provided that they satisfy certain conditions that limit a company’s duration, asset composition, business purpose and activities. The duration component of the proposed safe harbor rule would require the Company to file a Current Report on Form 8-K with the SEC announcing that it has entered into an agreement with the target company (or companies) to engage in an initial business combination no later than 18 months after the effective date of the company’s registration statement for its initial public offering. The company would then be required to complete its initial business combination no later than 30 months after the effective date of its registration statement for its initial public offering. The SEC has indicated that it believes that there are serious questions concerning the applicability of the Investment Company Act to SPACs, including a company like us, that does not complete its initial business combination within the proposed time frame set forth in the proposed safe harbor rule.

On January 24, 2024, the SEC adopted the final rules (the “SPAC Final Rules”), relating to, among the others, the extent to which SPACs could become subject to regulation under the Investment Company Act. The SPAC Final Rules provide that whether a SPAC is an investment company subject to the Investment Company Act is based on particular facts and circumstances. A specific duration period of a SPAC is not the sole determinant, but one of the long-standing factors to consider in determination of a SPAC’s status under the Investment Company Act. A SPAC could be deemed as an investment company at any stage of its operation. The determination of a SPAC’s status as an investment company includes analysis of a SPAC’s activities, depending upon the facts and circumstances, including but not limited to, the nature of SPAC assets and income, the activities of a SPAC’s officers, directors and employees, the duration of a SPAC, the manner a SPAC holding itself out to investors, and the merging with an investment company. The SPAC Final Rules will become effective on July 1, 2024.

As a result, it is possible that a claim could be made that we have been operating as an unregistered investment company. It is also possible that the investment of funds from the IPO during our life as a blank check company, and the earning and use of interest from such investment, both of which will likely continue until we consummate an initial business combination, could increase the likelihood of us being found to have been operating as an unregistered investment company more than if we sought to potentially mitigate this risk by holding such funds as cash.

The funds in the Trust Account have, since the IPO, been held only in U.S. government securities, within the meaning set forth in Section 2(a)(16) of the Investment Company Act, with a maturity of 185 days or less, or in money market funds meeting certain conditions under Rule 2a-7 under the Investment Company Act which invest only in direct U.S. government treasury obligations. However, to mitigate the risk of us being deemed to have been operating as an unregistered investment company (including under the subjective test of Section 3(a)(1)(A) of the Investment Company Act), we will, on or shortly prior to the 30-month anniversary of the effective date of the registration statement filed in connection with the IPO (the “IPO Registration Statement”), should we continue to exist to such date, instruct Continental, as the trustee with respect to the Trust Account, to liquidate the U.S. government treasury obligations or money market funds held in the Trust Account and thereafter to hold all funds in the Trust Account in an interest-bearing demand deposit account until the earlier of consummation of the Company’s initial business combination or liquidation. Interest on such demand deposit accounts is variable, and the Company cannot assure you that such rate of interest will not decrease or increase significantly. As a result, following such liquidation, the Company may receive less interest on the funds held in the Trust Account, which would reduce the dollar amount public stockholders would receive upon any redemption or liquidation of the Company.

In addition, even prior to the 30-month anniversary of the effective date of the IPO Registration Statement, we may be deemed to be an investment company. The longer that the funds in the Trust Account are held in short-term U.S. government securities or in money market funds invested exclusively in such securities, even prior to the 30-month anniversary, the greater the risk is that we may be considered an unregistered investment company, in which case it may be required to liquidate. For more information, see the section entitled “Risk Factors — If we are deemed to be an investment company for purposes of the Investment Company Act, we may be forced to abandon our efforts to consummate an initial business combination and instead be required to liquidate. To avoid that result, on or shortly prior to the 30-month anniversary of the effective date of the IPO Registration Statement, we will instruct Continental to liquidate the securities held in the Trust Account and instead hold all funds in the Trust Account in an interest-bearing demand deposit account. Interest on such demand deposit accounts is variable, and we cannot assure you that such rate will not decrease or increase significantly. As a result, following such liquidation, we may receive less interest on the funds held in the Trust Account, which would reduce the dollar amount the public stockholders would receive upon any redemption or liquidation of the Company.”

When would the Board abandon the Extension Proposals?

Our Board will abandon the Extension if our stockholders do not approve both Extension Amendment Proposal and the Trust Amendment Proposal. In addition, notwithstanding stockholder approval of the Extension Proposals, our Board will retain the right to abandon and not implement the Extension Proposals at any time without any further action by our stockholders.

How do the Company insiders intend to vote their shares?

The initial stockholders and their respective affiliates are expected to vote any common stock over which they have voting control (including any public shares owned by them) in favor of the Extension Proposals and the Adjournment Proposal.

The initial stockholders are not entitled to redeem the founder shares. On the record date, the initial stockholders beneficially owned and were entitled to vote 1,355,250 founder shares, which represents 33.2% of our issued and outstanding common stock.

Does the Board recommend voting for the approval of the Extension Proposals and, if presented, the Adjournment Proposal?

Yes. After careful consideration of the terms and conditions of the proposals, the Board has determined that the Extension Proposals and, if presented, the Adjournment Proposal are in the best interests of the Company and our stockholders. The Board unanimously recommends that stockholders vote “FOR” each of the Extension Amendment Proposal, the Trust Amendment Proposal and, if presented, the Adjournment Proposal.

What vote is required to adopt the Extension Amendment Proposal?

Approval of the Extension Amendment Proposal will require the affirmative vote of holders of 65% of the Company’s outstanding Class A common stock and Class B common stock, voting together as a single class, including those shares held as a constituent part of our units, on the record date.

If the Extension Amendment Proposal is approved, any holder of public shares may redeem all or a portion of their public shares at a per share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account as of two business days prior to such approval, including any interest earned on the Trust Account deposits not previously released to us to pay taxes, divided by the number of then outstanding public shares.

What vote is required to adopt the Trust Amendment Proposal?

Approval of the Trust Amendment Proposal will require the affirmative vote of holders of 65% of our outstanding Class A common stock and Class B common stock, voting together as a single class, including those shares held as a constituent part of our units, on the record date.

What vote is required to adopt the Adjournment Proposal?

If presented, the Adjournment Proposal requires the affirmative vote of the majority of the votes cast by stockholders represented in person (including virtually) or by proxy at the Special Meeting.

What happens if I sell my public shares or units before the Special Meeting?

The June 13, 2025 record date is earlier than the date of the Special Meeting. If you transfer your public shares, including those shares held as a constituent part of our units, after the record date, but before the Special Meeting, unless the transferee obtains from you a proxy to vote those shares, you will retain your right to vote at the Special Meeting. If you transfer your public shares prior to the record date, you will have no right to vote those shares at the Special Meeting. If you acquired your public shares after the record date, you will still have an opportunity to redeem them if you so decide.

What if I don’t want to vote for the Extension Proposals and/or the Adjournment Proposal?

If you do not want the Extension Proposals to be approved, you must abstain, not vote, or vote against the proposal. If the Extension Amendment Proposal is approved, and the Extension is implemented, then the Withdrawal Amount will be withdrawn from the Trust Account and paid to the redeeming holders. You will still be entitled to make the Election if you vote against, abstain or do not vote on the Extension Amendment Proposal.

If you do not want the Adjournment Proposal to be approved, you must vote against the proposal, if presented. Abstentions will be counted in connection with the determination of whether a valid quorum is established but will have no effect on the outcome of the Adjournment Proposal.

Will you seek any further extensions to liquidate the Trust Account?

Other than the extension until the Amended Termination Date as described in this proxy statement, we do not currently anticipate seeking any further extension to consummate an initial business combination, although it may determine to do so in the future.

What happens if the Extension Proposals are not approved?

If the Extension Proposals are not approved and we do not consummate an initial business combination by the Current Termination Date (assuming we do not decide to exercise the currently available second three-month extension option available under the Amended Certificate), as contemplated by our Amended Certificate, we will: (i) cease all operations except for the purpose of winding up; (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem the public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to us to pay our taxes (less up to $100,000 of interest to pay dissolution expenses), divided by the number of then outstanding public shares, which redemption will completely extinguish public stockholders’ rights as stockholders (including the right to receive further liquidating distributions, if any), subject to applicable law; and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining stockholders and our board of directors, dissolve and liquidate, subject in the case of clauses (ii) and (iii) above to our obligations under Delaware law to provide for claims of creditors and the requirements of other applicable law. There will be no redemption rights or liquidating distributions with respect to our warrants, including the warrants included in the units sold in the IPO, which will expire worthless in the event the Company winds up. The initial stockholders have agreed to waive their redemption rights with respect to their founder shares in connection with a stockholder vote to approve the Extension Amendment Proposal. There will be no distribution from the Trust Account with respect to our warrants, which will expire worthless in the event we wind up.

If both of the Extension Proposals are approved, what happens next?

If both of the Extension Proposals are approved, we will continue to attempt to consummate an initial business combination until the Amended Termination Date.

In addition, we will file an amendment to our Amended Certificate with the Secretary of State of the State of Delaware as provided by the sole resolution in the form set forth in Annex A hereto. Further, we will enter into the proposed Trust Amendment in the form set forth in Annex B hereto. We will remain a reporting company under the Exchange Act, and our units, public shares and public warrants will remain publicly traded.

If the Extension Amendment Proposal is approved, the removal of the Withdrawal Amount from the Trust Account will reduce the amount remaining in the Trust Account and increase the percentage interest of our common stock held by our initial stockholders through the founder shares.

If I do not redeem my shares now, would I still be able to vote on a business combination and exercise my redemption rights with respect to a business combination?

Yes. If you do not redeem your shares in connection with the Extension Amendment Proposal, then, assuming you are a stockholder as of the record date for voting on an initial business combination, you will be able to vote on the business combination when it is submitted to stockholders. You will also retain your right to redeem your public shares upon consummation of an initial business combination, subject to any limitations set forth in Amended Certificate, as amended.

How do I attend the virtual Special Meeting, and will I be able to ask questions?

The live webcast of the Special Meeting will begin promptly at be held at 11 a.m., Pacific Time, on June 22, 2025. If you are a registered stockholder, you received a proxy card from our transfer agent, Continental. The form contains instructions on how to attend the virtual annual meeting including the URL address, along with your control number. You will need your control number for access. If you do not have your control number, contact Continental at the phone number or e-mail address below. Continental’s support contact information is as follows:

Continental Stock Transfer & Trust Company
1 State Street, 30th Floor
New York, New York 10004
Attention: SPAC Redemption Team
E-mail: spacredemptions@continentalstock.com

You can pre-register to attend the virtual meeting. Enter the URL address into your browser, enter your control number, name and email address. Once you pre-register you can vote or enter questions in the chat box. At the start of the Special Meeting you will need to re-log in using your control number and will also be prompted to enter your control number if you vote during the Special Meeting.

Beneficial holders, who own their investments through a bank or broker, will need to contact Continental to receive a control number. If beneficial holders plan to vote at the Special Meeting you will need to have a legal proxy from your bank or broker or if you would like to join and not vote, Continental will issue you a guest control number with proof of ownership. Either way you must contact Continental for specific instructions on how to receive the control number. We can be contacted at the number or email address above. Please allow up to 72 hours prior to the Special Meeting for processing your control number.

What Happens if There Are Technical Difficulties during the Special Meeting?

Beginning 15 minutes prior to, and during, the Special Meeting, we will have technicians ready to assist you with any technical difficulties you may have accessing the virtual Special Meeting or voting at the Special Meeting. Technical support telephone numbers will be available at https://www.cstproxy.com/fourleaf/2025 15 minutes before the meeting.

How do I vote?

If you are a holder of record of our common stock, including those shares held as a constituent part of our units, you may vote virtually at the Special Meeting or by submitting a proxy for the Special Meeting. Whether or not you plan to attend the Special Meeting virtually, the Company urges you to vote by proxy to ensure your vote is counted. You may submit your proxy by completing, signing, dating and returning the enclosed proxy card in the accompanying pre-addressed postage paid envelope. You may still attend the Special Meeting and vote virtually if you have already voted by proxy.

If your shares of Company common stock, including those shares held as a constituent part of our units, are held in “street name” by a broker or other agent, you have the right to direct your broker or other agent on how to vote the shares in your account. You are also invited to attend the Special Meeting. However, since you are not the stockholder of record, you may not vote your shares virtually at the Special Meeting unless you request and obtain a valid proxy from your broker or other agent.

How do I change my vote?

If you have submitted a proxy to vote your shares and wish to change your vote, you may do so by delivering a later-dated, signed proxy card prior to the date of the Special Meeting or by voting virtually at the Special Meeting. Attendance at the Special Meeting alone will not change your vote. You also may revoke your proxy by sending a notice of revocation to us at 4546 El Camino Real B10 #715, Los Altos, California

How are votes counted?

Votes will be counted by the inspector of election appointed for the Special Meeting, who will separately count “FOR” and “AGAINST” votes, abstentions and broker non-votes for the Extension Proposals. Because approval of the Extension Proposals requires the affirmative vote of the stockholders holding at least 65% of the shares of Class A common stock and Class B common stock outstanding on the record date, voting together as a single class, abstentions and broker non-votes will have the same effect as votes against the Extension Proposals.

Approval of the Adjournment Proposal requires the affirmative vote of the majority of the votes cast by stockholders represented in person (including virtually) or by proxy at the Special Meeting. Abstentions will be counted in connection with the determination of whether a valid quorum is established but will have no effect on the outcome of the Adjournment Proposal. Since the Adjournment Proposal is considered a routine matter, brokers shall be entitled to vote on the Adjournment Proposal absent voting instructions, and thus there should be no broker non-votes with respect to the Adjournment Proposal.

If my shares are held in “street name,” will my broker automatically vote them for me?

No. Under the rules governing banks and brokers who submit a proxy card with respect to shares held in street name, such banks and brokers have the discretion to vote on routine matters, but not on non-routine matters. The approval of the Extension Proposals are non-routine matters, while the Adjournment Proposal, if presented, will be considered a routine matter.

For non-routine matters such as the Extension Proposals, your broker can vote your shares only if you provide instructions on how to vote. You should instruct your broker to vote your shares. Your broker can tell you how to provide these instructions. If you do not give your broker instructions, your shares will be treated as broker non-votes with respect to the Extension Proposals. Broker non-votes will have the same effect as a vote “AGAINST” the Extension Proposals; however, since the Adjournment Proposal is considered a routine matter, brokers shall be entitled to vote on the Adjournment Proposal absent voting instructions, and thus there should be no broker non-votes with respect to the Adjournment Proposal.

What is a quorum requirement?

A quorum of stockholders is necessary to hold a valid meeting. A quorum will be present if at least a majority of the voting power of all our outstanding shares of capital stock on the record date, including those shares held as a constituent part of our units, are represented virtually or by proxy at the Special Meeting.

Your shares will be counted towards the quorum only if you submit a valid proxy (or one is submitted on your behalf by your broker, bank or other nominee) or if you vote virtually at the Special Meeting. Abstentions and broker non-votes will be counted towards the quorum requirement. If there is no quorum, the presiding officer of the Special Meeting may adjourn the Special Meeting to another date.

Who can vote at the Special Meeting?

Only holders of record of our common stock, at the close of business on June 13, 2025, are entitled to have their vote counted at the Special Meeting and any adjournments or postponements thereof. As of the record date, there were 2,722,903 shares of our Class A common stock and 1,355,250 shares of our Class B common stock outstanding and entitled to vote.

Stockholder of Record: Shares Registered in Your Name.    If on the record date your shares or units were registered directly in your name with our transfer agent, Continental, then you are a stockholder of record. As a stockholder of record, you may vote virtually at the Special Meeting or vote by proxy. Whether or not you plan to attend the Special Meeting virtually, we urge you to fill out and return the enclosed proxy card to ensure your vote is counted.

Beneficial Owner: Shares Registered in the Name of a Broker or Bank.    If on the record date your shares or units were held, not in your name, but rather in an account at a brokerage firm, bank, dealer, or other similar organization, then you are the beneficial owner of shares held in “street name” and these proxy materials are being forwarded to you by that organization. As a beneficial owner, you have the right to direct your broker or other agent on how to vote the shares in your account. You are also invited to attend the Special Meeting virtually. However, since you are not the stockholder of record, you may not vote your shares virtually at the Special Meeting unless you request and obtain a valid proxy from your broker or other agent.

What interests do the Company’s directors and executive officers have in the approval of the Extension Proposals?

Our directors and executive officers have interests in the Extension Proposals that may be different from, or in addition to, your interests as a stockholder. These interests include ownership by them or their affiliates of founder shares, and warrants that may become exercisable in the future, loans made by the Sponsor that will not be repaid in the event of our winding up and the possibility of future compensatory arrangements. See the section entitled “The Special Meeting — Interests of the Company’s Directors and Officers.”

What if I object to the Extension Proposals and/or the Adjournment Proposal? Do I have appraisal rights?

Stockholders do not have appraisal rights in connection with either the Extension Proposals or, if presented, the Adjournment Proposal under the DGCL.

What happens to the Company’s warrants if the Extension Amendment Proposal is not approved?

If the Extension Amendment Proposal is not approved and we do not consummate an initial business combination by the Current Termination Date (assuming we do not decide to exercise the currently available second three-month extension option available under the Amended Certificate), as contemplated by our Amended Certificate, we will: (i) cease all operations except for the purpose of winding up; (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem the public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to us to pay our taxes (less up to $100,000 of interest to pay dissolution expenses), divided by the number of then outstanding public shares, which redemption will completely extinguish public stockholders’ rights as stockholders (including the right to receive further liquidating distributions, if any), subject to applicable law; and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining stockholders and our board of directors, dissolve and liquidate, subject in the case of clauses (ii) and (iii) above to our obligations under Delaware law to provide for claims of creditors and the requirements of other applicable law. There will be no redemption rights or liquidating distributions with respect to our warrants, including the warrants included in the units sold in the IPO, which will expire worthless in the event the Company winds up. The initial stockholders have agreed to waive their redemption rights with respect to their founder shares in connection with a stockholder vote to approve the Extension Amendment Proposal. There will be no distribution from the Trust Account with respect to our warrants, which will expire worthless in the event we wind up.

What happens to the Company warrants if the Extension Amendment Proposal is approved?

If the Extension Amendment Proposal is approved, we will continue our efforts to consummate an initial business combination until the Amended Termination Date and the warrants will remain outstanding in accordance with their terms.

How do I redeem my public shares?

If the Extension is implemented, each public stockholder may seek to redeem all or a portion of his, her or its public shares at a per share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account as of two business days prior to the approval of the Extension, including any interest earned on the funds held in the Trust Account less funds previously distributed to us to pay taxes, divided by the number of then outstanding public shares. You will also be able to redeem your public shares in connection with any stockholder vote to approve an initial business combination, or if we have not consummated an initial business combination by the Amended Termination Date.

Pursuant to our Amended Certificate, a public stockholder may request that we redeem all or a portion of such public stockholder’s public shares for cash if the Extension Amendment Proposal is approved. You will be entitled to receive cash for any public shares to be redeemed only if you:

1.      (a) hold public shares or (b) hold public shares through units and you elect to separate your units into the underlying public shares and public warrants prior to exercising your redemption rights with respect to the public shares; and

2.      prior to 5:00 p.m. Eastern Time, on June 19, 2025 (two business days prior to the scheduled vote at the Special Meeting), (x) submit a written request, including the name, phone number, and address of the beneficial owner of the shares for which redemption is requested, to Continental, our transfer agent, at

Continental Stock Transfer & Trust Company, 1 State Street, 30th Floor, New York, New York 10004, Attn: SPAC Redemption Team, email: spacredemptions@continentalstock.com, that we redeem your public shares for cash and (y) deliver your public shares to the transfer agent, physically or electronically through The Depository Trust Company (“DTC”).

Holders of units must elect to separate the underlying public shares and public warrants prior to exercising redemption rights with respect to the public shares. If holders hold their units in an account at a brokerage firm or bank, holders must notify their broker or bank that they elect to separate the units into the underlying public shares, and public warrants, or if a holder holds units registered in its own name, the holder must contact Continental directly and instruct it to do so. Public stockholders may elect to redeem all or a portion of their public shares regardless of whether they vote for or against the Extension Proposals and regardless of whether they hold public shares on the record date.

If you hold your shares through a bank or broker, you must ensure your bank or broker complies with the requirements identified herein, including submitting a written request that your public shares be redeemed for cash to Continental and delivering your public shares to Continental prior to 5:00 p.m. Eastern Time on June 19, 2025 (two business days before the scheduled vote at the Special Meeting). You will only be entitled to receive cash in connection with a redemption of these shares if you continue to hold them until the effective date of the amendment prescribed by the Extension Amendment Proposal and Election.

Through DTC’s DWAC (Deposit/Withdrawal at Custodian) System, this electronic delivery process can be accomplished by the stockholder, whether or not it is a record holder or its public shares are held in “street name,” by contacting the transfer agent or its broker and requesting delivery of its shares through the DWAC system. Delivering shares physically may take significantly longer. In order to obtain a physical stock certificate, a stockholder’s broker and/or clearing broker, DTC, and our transfer agent will need to act together to facilitate this request. There is a nominal cost associated with the above-referenced tendering process and the act of certificating the public shares or delivering them through the DWAC system. Continental will typically charge the tendering broker $100 and the broker would determine whether or not to pass this cost on to the redeeming holder. It is our understanding that stockholders should generally allot at least two weeks to obtain physical certificates from the transfer agent. we do not have any control over this process or over the brokers or DTC, and it may take longer than two weeks to obtain a physical stock certificate. Such stockholders will have less time to make their investment decision than those stockholders that deliver their shares through the DWAC system. Stockholders who request physical stock certificates and wish to redeem may be unable to meet the deadline for tendering their shares before exercising their redemption rights and thus will be unable to redeem their shares.

Certificates that have not been tendered in accordance with these procedures prior to the vote on the Extension Proposals will not be redeemed for cash held in the Trust Account. In the event that a public stockholder tenders its public shares and decides prior to the vote at the Special Meeting that it does not want to redeem its public shares, the stockholder may withdraw the tender. If you delivered your public shares for redemption to Continental and decide prior to the vote at the Special Meeting not to redeem your public shares, you may request that Continental return the shares (physically or electronically). You may make such request by contacting Continental at the address listed above. In the event that a public stockholder tenders shares and the Extension Proposals are not approved, these shares will not be redeemed and the physical certificates representing these public shares will be returned to the stockholder promptly following the determination that Extension Proposals will not be approved. We anticipate that a public stockholder who tenders shares for redemption in connection with the vote to approve the Extension would receive payment of the redemption price for such shares soon after the completion of the Extension Amendment. Continental will hold the certificates of public stockholders that make the election until such shares are redeemed for cash or returned to such stockholders.

If I am a unit holder, can I exercise redemption rights with respect to my units?

No. Holders of outstanding units must separate the underlying public shares and public warrants prior to exercising redemption rights with respect to the public shares.

If you hold units registered in your own name, you must deliver the certificate for such units to Continental, our transfer agent, with written instructions to separate such units into public shares and public warrants. This must be completed far enough in advance to permit the mailing of the public share certificates back to you so that you may then exercise your redemption rights upon the separation of the public shares from the units. See “How do I redeem my public shares?” above.

What should I do if I receive more than one set of voting materials?

You may receive more than one set of voting materials, including multiple copies of this proxy statement and multiple proxy cards or voting instruction cards, if your shares are registered in more than one name or are registered in different accounts. For example, if you hold your shares in more than one brokerage account, you will receive a separate voting instruction card for each brokerage account in which you hold shares. Please complete, sign, date and return each proxy card and voting instruction card that you receive in order to cast a vote with respect to all of your shares of common stock.

Who is paying for this proxy solicitation?

We will pay for the entire cost of soliciting proxies. We have engaged Okapi Partners LLC (“Okapi Partners”) to assist in the solicitation of proxies for the Special Meeting. We have agreed to pay Okapi Partners a fee of $20,000. We will also reimburse Okapi Partners for reasonable and customary out-of-pocket expenses. In addition to these mailed proxy materials, our directors and executive officers may also solicit proxies in person, by telephone or by other means of communication. These parties will not be paid any additional compensation for soliciting proxies. We may also reimburse brokerage firms, banks and other agents for the cost of forwarding proxy materials to beneficial owners.

Where do I find the voting results of the Special Meeting?

We will announce preliminary voting results at the Special Meeting. The final voting results will be tallied by the inspector of election and published in a Current Report on Form 8-K, which we are required to file with the SEC within four business days following the Special Meeting.

Who can help answer my questions?

If you have questions about the proposals or if you need additional copies of the proxy statement or the enclosed proxy card you should contact:

Four Leaf Acquisition Corporation
4546 El Camino Real B10 #715,
Los Altos, California 94022
(650) 720-5626
Email: bala@fourleaf.investments

You may also contact the Company’s proxy solicitor at:

Okapi Partners LLC
1212 Avenue of the Americas, 17th Floor
New York, NY 10036
Banks and brokerage firms, please call: (212) 297-0720
Shareholders and all others call toll-free: (844) 203-3605
E-mail: info@okapipartners.com

You may also obtain additional information about us from documents filed with the SEC by following the instructions in the section entitled “Where You Can Find More Information.”

RISK FACTORS

You should consider carefully all of the risks described in our Annual Report on Form 10-K for the fiscal year ended December 31, 2024 filed with the SEC on April 30, 2025, any subsequent Quarterly Report on Form 10-Q filed with the SEC and in the other reports we file with the SEC before making a decision to invest in our securities. Furthermore, if any of the following events occur, our business, financial condition and operating results may be materially adversely affected or we could face liquidation. In that event, the trading price of our securities could decline, and you could lose all or part of your investment. The risks and uncertainties described in the aforementioned filings and below are not the only ones we face. Additional risks and uncertainties that we are unaware of, or that we currently believe are not material, may also become important factors that adversely affect our business, financial condition and operating results or result in our liquidation.

There are no assurances that the Extension will enable us to complete a business combination.

Approving the Extension involves a number of risks. Even if the Extension is approved and implemented, we can provide no assurances that an initial business combination will be consummated prior to the Amended Termination Date. Our ability to consummate any initial business combination is dependent on a variety of factors, many of which are beyond our control. If the Extension is approved and implemented, we expect to continue our efforts to identify an appropriate initial business combination target and taking the necessary steps to complete an initial business combination, including seeking stockholder approval of the initial business combination. There can be no assurances that we will be able to complete an initial business combination prior to the Amended Termination Date.

We are required to offer stockholders the opportunity to redeem public shares in connection with the Extension Amendment Proposal, and we will be required to offer stockholders redemption rights again in connection with any stockholder vote to approve an initial business combination. Even if the Extension or an initial business combination is approved by our stockholders, it is possible that redemptions will leave us with insufficient cash or public float to consummate an initial business combination on commercially acceptable terms, or at all. The fact that we will have separate redemption periods in connection with the Extension and an initial business combination vote could exacerbate these risks. Other than in connection with a redemption offer or liquidation, our stockholders may be unable to recover their investment except through sales of our shares on the open market. The price of our shares may be volatile, and there can be no assurance that stockholders will be able to dispose of our shares at favorable prices, or at all.

We may not be able to complete an initial business combination with a U.S. target company since such initial business combination may be subject to U.S. foreign investment regulations and review by a U.S. government entity such as the Committee on Foreign Investment in the United States (CFIUS), and ultimately prohibited.

Mr. Alvin Wang, a resident of the People’s Republic of China (the “PRC”) and a member of our Board of Directors, holds 81.4% of the outstanding membership interests in our Sponsor and therefore has direct influence over our Sponsor. Our Sponsor currently owns approximately 33.2% of our outstanding shares. Certain businesses in the U.S. that are engaged in a business in a regulated industry or which may affect national security are subject to rules or regulations that limit foreign ownership. In addition, CFIUS is an interagency committee authorized to review certain transactions involving investment in the United States by foreign persons in order to determine the effect of such transactions on the national security of the United States. Because we may be considered a “foreign person” under such rules and regulations, any proposed business combination between us and a U.S. business engaged in a regulated industry or which may affect national security could be subject to such foreign ownership restrictions and/or CFIUS review.

The scope of CFIUS was expanded by the Foreign Investment Risk Review Modernization Act of 2018 (“FIRRMA”) to include certain non-passive, non-controlling investments in sensitive U.S. businesses and certain acquisitions of real estate even with no underlying U.S. business. FIRRMA and subsequent implementing regulations that are now in force also subject certain categories of investments to mandatory filings. If our potential initial business combination involves a U.S. business and if it falls within the scope of foreign ownership restrictions, we may be unable to consummate a business combination with such business.

CFIUS has jurisdiction to review transactions that could result in control of a U.S. business directly or indirectly by a foreign person, certain non-controlling investments that afford the foreign investor non-passive rights in a “TID U.S. business” (defined as a U.S. business that (1) produces, designs, tests, manufactures, fabricates, or develops one or more critical technologies; (2) owns or operates certain critical infrastructure; or (3) collects or maintains directly or indirectly sensitive personal data of U.S. citizens), and certain acquisitions, leases, and concessions involving real estate even with no underlying U.S. business. Certain categories of acquisitions of and investments in a U.S. business also may be subject to a mandatory notification requirement.

If a proposed initial business combination with a U.S. target company falls within the scope of CFIUS review, CFIUS could decide to block or delay the business combination, impose conditions with respect to the business combination or request the President of the United States to order us to divest all or a portion of any U.S. target business of the target company if we acquire it without first obtaining CFIUS approval. The foreign ownership limitations, and the potential impact of CFIUS, may limit the attractiveness of a transaction with us or prevent us from pursuing certain initial business combination opportunities that we believe would otherwise be beneficial to us and our stockholders. As a result, the pool of potential targets with which we could complete an initial business combination may be limited and we may be adversely affected in terms of competing with other special purpose acquisition companies which do not have similar foreign ownership issues.

Moreover, the process and time required for CFIUS to conduct its review and any remedy imposed by CFIUS could be lengthy and may prevent us from completing our initial business combination within the requisite time period. Unless the Extension is approved by our stockholders, we must complete our initial business combination by the Current Termination Date (June 22, 2025) (assuming we do not decide to exercise the currently available second three-month extension option available under the Amended Certificate). If the Extension is approved, we will need to complete our initial business combination by the Amended Termination Date (June 22, 2026). Consequently, since we only have a limited time to complete our initial business combination, our failure to obtain any required approvals within the Combination Period may require us to liquidate. If we have not completed our initial business combination within the Combination Period, as contemplated by our Amended Certificate, we will: (i) cease all operations except for the purpose of winding up; (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem the public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to us to pay our taxes (less up to $100,000 of interest to pay dissolution expenses), divided by the number of then outstanding public shares, which redemption will completely extinguish public stockholders’ rights as stockholders (including the right to receive further liquidating distributions, if any), subject to applicable law; and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining stockholders and our board of directors, dissolve and liquidate, subject in the case of clauses (ii) and (iii) above to our obligations under Delaware law to provide for claims of creditors and the requirements of other applicable law. There will be no redemption rights or liquidating distributions with respect to our warrants, including the warrants included in the units sold in the IPO, which will expire worthless in the event the Company winds up.

If we are deemed to be an investment company for purposes of the Investment Company Act, we may be forced to abandon our efforts to consummate an initial business combination and instead be required to liquidate. To avoid that result, on or shortly prior to the 30-month anniversary of the effective date of the IPO Registration Statement, we will instruct Continental to liquidate the securities held in the Trust Account and instead hold all funds in the Trust Account in an interest-bearing demand deposit account. Interest on such demand deposit accounts is variable, and we cannot assure you that such rate will not decrease or increase significantly. As a result, following such liquidation, we may receive less interest on the funds held in the Trust Account, which would reduce the dollar amount the public stockholders would receive upon any redemption or liquidation of the Company.

On March 30, 2022, the SEC issued the SPAC Rule Proposals, relating, among other things, to circumstances in which SPACs such as us could potentially be subject to the Investment Company Act and the regulations thereunder. The SPAC Rule Proposals would provide a safe harbor for such companies from the definition of “investment company” under Section 3(a)(1)(A) of the Investment Company Act, provided that a SPAC satisfies certain criteria. To comply with the duration limitation of the proposed safe harbor, a SPAC would have a limited time period to announce and complete a de-SPAC transaction. Specifically, to comply with the safe harbor, the SPAC Rule Proposals would require a company to file a report on Form 8-K announcing that it has entered into an agreement with a target company for an initial business combination no later than 18 months after the effective date of the registration statement for its IPO. The company would then be required to complete its initial business combination no later than 30 months after the effective date of the registration statement for its initial public offering. As indicated above, we completed our IPO on March 22, 2023 and have operated as a blank check company searching for a target business with which to consummate an initial business combination since such time (or approximately 27 months after the effective date of our IPO, as of the date of this proxy statement).

On January 24, 2024, the SEC adopted SPAC Final Rules, relating to, among others, the extent to which SPACs could become subject to regulation under the Investment Company Act. The SPAC Final Rules provide that whether a SPAC is an investment company subject to the Investment Company Act is based on particular facts and circumstances. A specific duration period of a SPAC is not the sole determinant, but one of the long-standing factors to consider in determination of a SPAC’s status under the Investment Company Act. A SPAC could be deemed an investment company at any stage of its operation. The determination of a SPAC’s status as an investment company includes analysis of a SPAC’s activities, depending upon the facts and circumstances, including but not limited to, the nature of SPAC assets and income, the activities of a SPAC’s officers, directors and employees, the duration of a SPAC, the manner a SPAC holding itself out to investors, and the merging with an investment company. The SPAC Final Rules become effective on July 1, 2024.

There is currently uncertainty concerning the applicability of the Investment Company Act to a SPAC. It is possible that a claim could be made that we have been operating as an unregistered investment company, including under the subjective test of Section 3(a)(1)(A) of the Investment Company Act, based on the current views of the SEC. If we were deemed to be an investment company for purposes of the Investment Company Act, we might be forced to abandon our efforts to complete an initial business combination and instead be required to liquidate. If we are required to liquidate, our investors would not be able to realize the benefits of owning shares in a successor operating business, including the potential appreciation in the value of our shares and warrants or rights following such a transaction, and our warrants or rights would expire worthless.

The funds in the Trust Account have, since the IPO, been held only in U.S. government securities, within the meaning set forth in Section 2(a)(16) of the Investment Company Act, with a maturity of 185 days or less, or in money market funds meeting certain conditions under Rule 2a-7 under the Investment Company Act which invest only in direct U.S. government treasury obligations. However, to mitigate the risk of us being deemed to have been operating as an unregistered investment company (including under the subjective test of Section 3(a)(1)(A) of the Investment Company Act), we will, on or shortly prior to the 30-month anniversary of the effective date of the IPO Registration Statement, instruct Continental, the trustee with respect to the Trust Account, to liquidate the U.S. government securities or money market funds held in the Trust Account and thereafter to hold all funds in the Trust Account in an interest-bearing demand deposit account until the earlier of consummation of an initial business combination or liquidation. Interest on such demand deposit accounts is variable, and we cannot assure you that such rate will not decrease or increase significantly. As a result, following such liquidation, we may receive less interest on the funds held in the Trust Account, which would reduce the dollar amount the public stockholders would receive upon any redemption or liquidation.

In addition, even prior to the 30-month anniversary of the effective date of the IPO Registration Statement, we may be deemed to be an investment company. The longer that the funds in the Trust Account are held in short-term U.S. government securities or in money market funds invested exclusively in such securities, even prior to the 30-month anniversary, the greater the risk is that we may be considered an unregistered investment company, in which case we may be required to liquidate. Accordingly, we may determine, in its discretion, to liquidate the securities held in the Trust Account at any time, even prior to the 30-month anniversary, and instead hold all funds in the Trust Account in an interest-bearing demand deposit account until the earlier of consummation of an initial business combination or liquidation. Interest on such demand deposit accounts is variable, and we cannot assure you that such rate will not decrease or increase significantly. As a result, following such liquidation, we may receive less interest on the funds held in the Trust Account, which would reduce the dollar amount the public stockholders would receive upon any redemption or liquidation.

A 1% U.S. federal excise tax could be imposed on us in connection with redemptions by us of the public shares.

The IRA imposes the Excise Tax on certain repurchases (including redemptions) of stock by publicly traded domestic corporations and certain domestic subsidiaries of publicly traded foreign corporations. The Excise Tax is imposed on the repurchasing corporation itself, not its stockholders from which shares are repurchased. Generally, the amount of the Excise Tax is 1% of the fair market value of the shares repurchased at the time of the repurchase. For the purposes of calculating the Excise Tax, the repurchasing corporation is permitted to net the fair market value of certain new stock issuances against the fair market value of the stock repurchases that occur in the same taxable year. Any redemption of our shares of Class A common stock may be subject to the Excise Tax; however, because the Excise Tax would be payable by us and not by the redeeming holder, the mechanics of any required payment of the Excise Tax have not been determined. The Excise Tax is imposed on the repurchasing corporation itself, not the stockholders from which stock is repurchased. We confirm that the proceeds placed in the Trust Account (including future Extension Payments), and the interest earned thereon will not be used to pay for the Excise Tax that may be levied on us in connection with such redemptions.

THE SPECIAL MEETING

Date, Time, Place and Purpose of the Special Meeting

The Special Meeting will be held at 11 a.m., Pacific Time, on June 22, 2025. We have decided to hold this Special Meeting virtually via live webcast on the internet because hosting a virtual meeting enables greater stockholder attendance and participation from any location around the world, improves meeting efficiency and our ability to communicate effectively with our stockholders, and reduces the cost and environmental impact of the Special Meeting. You will be able to attend the Special Meeting, vote and submit your questions during the Special Meeting by visiting https://www.cstproxy.com/fourleaf/2025. You will not be able to attend the Special Meeting in person. At the Special Meeting, the stockholders will consider and vote upon the following proposals.

1.      The Extension Amendment Proposal — A proposal to approve amendments to our Amended Certificate in order to provide our Board with the right to extend the date by which we have to consummate an initial business combination up to an additional 12 times for one month each time, from June 22, 2025 until June 22, 2026 or such earlier date as may be determined by the Board in its sole discretion;

2.      The Trust Amendment Proposal — A proposal to amend our investment management trust agreement, dated March 16, 2023 (the “Trust Agreement”), by and between Four Leaf and Continental Stock Transfer & Trust Company (“Continental”), to allow us to extend the Combination Period up to an additional 12 times for one month each time from the Current Termination Date until the Amended Termination Date, by depositing $75,000 into the trust account (the “Trust Account”) maintained by Continental under the Trust Agreement, for each one month extension (each an “Extension Payment”) (the “Trust Amendment Proposal” and together with the Extension Amendment Proposal, the “Extension Proposals”);

3.      The Adjournment Proposal — A proposal to approve the adjournment of the Special Meeting to a later date or dates, if necessary or desirable, to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the Special Meeting, there are insufficient votes for, or otherwise in connection with, the approval of either of the foregoing proposals.

Voting Power; Record Date

You will be entitled to vote or direct votes to be cast at the Special Meeting if you owned our common stock, including as a constituent part of a unit, at the close of business on June 13, 2025, the record date for the Special Meeting. You will have one vote per share for each share of common stock you owned at that time. Our warrants do not carry voting rights.

At the close of business on the record date, there were 2,722,903 shares of Class A common stock and 1,355,250 shares of Class B common stock outstanding, each of which entitles its holder to cast one vote per share. The warrants do not carry voting rights.

Votes Required

Approval of the Extension Proposals will require the affirmative vote of holders of 65% of our Class A common stock and Class B common stock, voting together as a single class, outstanding on the record date.

Approval of the Adjournment Proposal requires the affirmative vote of the majority of the votes cast by stockholders represented in person (including virtually) or by proxy at the Special Meeting.

If you do not vote (i.e., you “abstain” from voting), your action will have the same effect as an “AGAINST” vote with regards to the Extension Proposals. Abstentions will be counted in connection with the determination of whether a valid quorum is established but will have no effect on the outcome of the Adjournment Proposal. Broker non-votes will have the same effect as “AGAINST” votes with respect to the Extension Proposals; however, since the Adjournment Proposal is considered a routine matter, brokers shall be entitled to vote on the Adjournment Proposal absent voting instructions, and thus there should be no broker non-votes with respect to the Adjournment Proposal.

If you do not want the Extension Proposals to be approved, you must abstain, not vote, or vote against the proposal. We anticipate that a public stockholder who tenders shares for redemption in connection with the vote to approve the Extension Proposals would receive payment of the redemption price for such shares soon after the completion of the Extension Amendment.

If you do not want the Adjournment Proposal to be approved, you must vote against the proposal. Abstentions will be counted in connection with the determination of whether a valid quorum is established but will have no effect on the outcome of the Adjournment Proposal. Since the Adjournment Proposal is considered a routine matter, brokers shall be entitled to vote on the Adjournment Proposal absent voting instructions, and thus there should be no broker non-votes with respect to the Adjournment Proposal.

Voting

You can vote your shares at the Special Meeting by proxy or virtually. You can vote by proxy by having one or more individuals who will be at the Special Meeting vote your shares for you. These individuals are called “proxies” and using them to cast your vote at the Special Meeting is called voting “by proxy.” If you wish to vote by proxy, you must: (i) complete the enclosed form, called a “proxy card,” and mail it in the envelope provided; or (ii) submit your proxy by telephone or over the Internet (if those options are available to you) in accordance with the instructions on the enclosed proxy card or voting instruction card.

If you complete the proxy card and mail it in the envelope provided or submit your proxy by telephone or over the Internet as described above, you will designate Bala Padmakumar to act as your proxy at the Special Meeting. They will then vote your shares at the Special Meeting in accordance with the instructions you have given them in the proxy card or voting instructions, as applicable, with respect to the proposals presented in this proxy statement. Proxies will extend to, and be voted at, any adjournment(s) of the Special Meeting.

Alternatively, you can vote your shares in person by attending the Special Meeting virtually.

A special note for those who plan to attend the Special Meeting and vote virtually: if your shares or units are held in the name of a broker, bank or other nominee, please follow the instructions you receive from your broker, bank or other nominee holding your shares. You will not be able to vote at the Special Meeting unless you obtain a legal proxy from the record holder of your shares.

Our Board is asking for your proxy. Giving our Board your proxy means you authorize it to vote your shares at the Special Meeting in the manner you direct. You may vote for or against any proposal or you may abstain from voting. All valid proxies received prior to the Special Meeting will be voted. All shares represented by a proxy will be voted, and where a stockholder specifies by means of the proxy a choice with respect to any matter to be acted upon, the shares will be voted in accordance with the specification so made. If no choice is indicated on the proxy, the shares will be voted “FOR” each of the Extension Amendment Proposal, the Trust Amendment Proposal and, if presented, the Adjournment Proposal, and as the proxy holders may determine in their discretion with respect to any other matters that may properly come before the Special Meeting.

Stockholders who have questions or need assistance in completing or submitting their proxy cards should contact our proxy solicitor, Okapi Partners, at (844) 203-3605, or by sending an email to info@okapipartners.com.

Stockholders who hold their shares in “street name,” meaning the name of a broker or other nominee who is the record holder, must either direct the record holder of their shares to vote their shares or obtain a legal proxy from the record holder to vote their shares at the Special Meeting.

Interests of the Company’s Directors and Executive Officers

When you consider the recommendation of the Board in favor of approval of the proposals, you should keep in mind that our Sponsor and our directors and executive officers have interests in such proposals that are different from, or in addition to, those of the stockholders and warrant holders generally. These interests include that our Sponsor, as well as our executive officers and directors will lose their entire investment if a business combination is not completed (other than with respect to Class A common stock they may acquire in the future), and that our

Sponsor will benefit from the completion of a business combination and may be incentivized to complete the business combination, even if it is with a less favorable target company or on less favorable terms to stockholders, rather than liquidate the Company. Additionally, among other things, these interests include the following:

•        the fact that our Sponsor and our directors have agreed not to redeem any common stock held by them in connection with the stockholder vote to approve a proposed initial business combination, including the business combination;

•         the fact that our Sponsor paid an aggregate of $25,000 for the 1,355,250 founder shares currently owned by our independent directors and Sponsor, in which certain of the our officers and directors hold a direct and indirect interest. The founder shares would be worthless if a business combination is not consummated by the Current Termination Date (assuming we do not decide to exercise the second extension option), because the holders are not entitled to participate in any redemption or distribution with respect to such shares. Such securities may have a significantly higher value at the time of the business combination and, if unrestricted and freely tradable, would be valued at approximately $15,449,580, based upon the closing price of our Class A common stock on the Nasdaq on June 12, 2025;

•        the fact that if a business combination is not consummated by the Current Termination Date (assuming we do not decide to exercise the currently available second three-month extension option available under the Amended Certificate), the 3,576,900 private warrants, each exercisable to purchase one share of Class A common stock at $11.50 per share, subject to adjustment, held by our Sponsor, in which certain of our officers and directors hold a direct and indirect interest, which were acquired for an aggregate purchase price of $3,576,900 in a private placement that took place simultaneously with the consummation of the IPO. Such securities may have a higher value at the time of the business combination and, if unrestricted and freely tradable, would be valued at approximately $117,772, based upon the closing price of the public warrants on the Nasdaq on June 12, 2025;

•        the fact that if a business combination is not consummated by the Current Termination Date (assuming we do not decide to exercise the currently available second three-month extension option available under the Amended Certificate), we will cease all operations except for the purpose of winding up, redeeming 100% of the outstanding Class A common stock for cash and, subject to the approval of its remaining stockholders and the Board, dissolving and liquidating;

•        the fact that our Sponsor, officers or directors, or their affiliates may be reimbursed for any out-of-pocket expenses incurred on our behalf related to identifying, investigating, negotiating, and completing a business combination. As of the date of this proxy statement, no out-of-pocket expenses have been incurred by the our officers and directors and there are no outstanding out-of-pocket expenses for which our officers or directors are awaiting reimbursement;

•        the fact that our Sponsor and our current officers and directors have agreed to waive their rights to liquidating distributions from the Trust Account with respect to any founder shares held by them if we fail to complete a business combination by the Current Termination Date (assuming we do not decide to exercise the second extension option);

•        the fact that our Sponsor will benefit from the completion of a business combination and may be incentivized to complete an acquisition of a less favorable target company or on terms less favorable to stockholders rather than liquidate;

•        the fact that as of the date of this proxy statement, we had $2,270,100 of outstanding loans from our Sponsor, which will only be repaid upon consummation of an initial business combination, without interest, or, at our Sponsor’s option, may be converted into warrants at a price of $1.00 per warrant; and

•        the fact that if the Trust Account is liquidated, including in the event we are unable to complete an initial business combination prior to the Current Termination Date (assuming we do not decide to exercise the second extension option), our Sponsor has agreed to indemnify us to ensure that the proceeds in the Trust Account are not reduced below $10.30 per share of Class A common stock, or such lesser per share of Class A common stock amount as is in the Trust Account on the liquidation date, by the claims of prospective target businesses with which we have entered into an acquisition agreement or claims of any third party for services rendered or products sold to us, but only if such a vendor or target business has not executed a waiver of any and all rights to seek access to the Trust Account; and

In considering the recommendations of the Board to vote for the proposals, our stockholders should consider these interests. Additionally, if the Extension Proposals are approved and we consummate an initial business combination, our Sponsor, officers and directors may have additional interests as will be described in the proxy statement for the business combination.

Revocability of Proxies

Any proxy may be revoked by the person giving it at any time before the polls close at the Special Meeting. A proxy may be revoked by sending Four Leaf Acquisition Corporation, 4546 El Camino Real B10 #715, Los Altos, California 94022 either a written notice of revocation bearing a date later than the date of such proxy or a subsequent proxy relating to the same shares, which must be received prior to the vote at the Special Meeting, or by attending the Special Meeting and voting virtually.

Simply attending the Special Meeting will not constitute a revocation of your proxy. If your shares are held in the name of a broker or other nominee who is the record holder, you must follow the instructions of your broker or other nominee to revoke a previously given proxy.

Attendance at the Special Meeting

Only holders of common stock, their proxy holders and guests we may invite may attend the Special Meeting. If you wish to attend the Special Meeting virtually but you hold your shares or units through someone else, such as a broker, please follow the instructions you receive from your broker, bank or other nominee holding your shares. You must bring a legal proxy from the broker, bank or other nominee holding your shares, confirming your beneficial ownership of the shares and giving you the right to vote your shares.

Solicitation of Proxies

Your proxy is being solicited by our Board on the proposals being presented to the stockholders at the Special Meeting. The Company has agreed to pay Okapi Partners a fee of $20,000. We will also reimburse Okapi Partners for reasonable and customary out-of-pocket expenses. In addition to these mailed proxy materials, our directors and executive officers may also solicit proxies in person, by telephone or by other means of communication. These parties will not be paid any additional compensation for soliciting proxies. We may also reimburse brokerage firms, banks and other agents for the cost of forwarding proxy materials to beneficial owners. You may contact Okapi Partners at:

Okapi Partners LLC

1212 Avenue of the Americas, 17th Floor

New York, NY 10036

Banks and brokerage firms, please call: (212) 297-0720

Shareholders and all others call toll-free: (844) 203-3605

E-mail: info@okapipartners.com

The cost of preparing, assembling, printing and mailing this proxy statement and the accompanying form of proxy, and the cost of soliciting proxies relating to the Special Meeting, will be borne by us.

Some banks and brokers have customers who beneficially own common stock listed of record in the names of nominees. We intend to request banks and brokers to solicit such customers and will reimburse them for their reasonable out-of-pocket expenses for such solicitations. If any additional solicitation of the holders of our outstanding common stock is deemed necessary, we (through our directors and executive officers) anticipate making such solicitation directly.

No Right of Appraisal

Our stockholders do not have appraisal rights under the DGCL in connection with the proposals to be voted on at the Special Meeting. Accordingly, our stockholders have no right to dissent and obtain payment for their shares.

Other Business

We are not currently aware of any business to be acted upon at the Special Meeting other than the matters discussed in this proxy statement. The form of proxy accompanying this proxy statement confers discretionary authority upon the named proxy holders with respect to amendments or variations to the matters identified in the accompanying Notice of Special Meeting and with respect to any other matters which may properly come before the Special Meeting. If other matters do properly come before the Special Meeting, or at any adjournment(s) of the Special Meeting, we expect that the shares of common stock represented by properly submitted proxies will be voted by the proxy holders in accordance with the recommendations of our Board.

Principal Executive Offices

Our principal executive offices are located 4546 El Camino Real B10 #715, Los Altos, California 93940. Our telephone number at such address is (650) 720-5626.

PROPOSAL NO 1: THE EXTENSION AMENDMENT PROPOSAL

Background

We are a blank check company incorporated on March 3, 2022 as a Delaware corporation for the purpose of effecting an initial business combination with one or more businesses. Following our formation, our Sponsor paid $25,000, or approximately $0.011 per share, to cover certain offering costs in consideration for 2,156,250 founder shares. On May 10, 2022, our Sponsor surrendered 287,500 founder shares, for no consideration, resulting in our Sponsor and directors continuing to hold 1,868,750 founder shares. On August 26, 2022, our Sponsor transferred 25,000 founder shares to each of Rahul Mewawalla and Stephen Markscheid, each of which are members of our Board. The awards will vest simultaneously with the closing of an initial business combination, provided the director has continuously served on Board through the closing of such initial business combination.

Our IPO Registration Statement was declared effective on March 16, 2023. On March 22, 2023, we consummated the IPO of 5,200,000 units. Each unit sold in the IPO consisted of one share of Class A common stock and one public warrant exercisable into one share of Class A common stock at an exercise price of $11.50 per share. The units were sold at an offering price of $10.00 per unit, generating total gross proceeds of $54,210,000, and incurring offering costs (including the partial exercise of the underwriter’s over-allotment option on March 17, 2023) of approximately $4.0 million, consisting of approximately $0.8 million of underwriting commissions, approximately $1.9 million of deferred underwriting commissions that will be paid solely in the event that we complete an initial business combination, approximately $0.3 million representing the fair value of the 54,210 shares of Class A common stock issued to the underwriter of the IPO, and approximately $1.0 million of other offering costs.

In connection with the consummation of the IPO, on March 16, 2023, our Sponsor forfeited an aggregate of 373,750 founder shares for no consideration, resulting in our Sponsor and directors holding an aggregate of 1,495,000 founder shares, of which up to 195,000 founders shares were subject to forfeiture to the extent the over-allotment option was not exercised in full by the underwriter prior to its expiration date on April 30, 2023. On March 17, 2023, the underwriters partially exercised their over-allotment option and purchased 221,000 additional units. Upon the partial exercise the over-allotment option by the underwriters, the forfeiture lapsed for 55,250 founder shares. Following the expiration of the underwriters’ remaining over-allotment option on April 30, 2023, the remaining 139,750 founder shares were forfeited, resulting in our Sponsor and directors holding an aggregate of 1,355,250 founder shares.

Simultaneously with the closing of the IPO, we consummated the private placement (“Private Placement”) of 3,576,900 private warrants (the “private warrants”), which were purchased by our Sponsor, at a price of $1.00 per private warrant, generating gross proceeds to us of approximately $3.58 million. Upon the closing of the IPO and the Private Placement (including the additional units sold in connection with the partial exercise of the underwriter’s over-allotment option), $55,836,300 ($10.30 per public unit) of the net proceeds of the sale of the units in the IPO and the Private Placement were placed into the Trust Account.

Like most blank check companies’ governing documents, our Amended Certificate provides for the return of the IPO proceeds held in the Trust Account to the holders of public shares if there is no qualifying initial business combination consummated on or before a certain date. Under our Amended Certificate, we are allowed to extend the Business Combination Period until the current Termination Date by electing to make an Extension Payment for each one month extension.

The Extension Amendment Proposal

We are proposing to amend our Amended Certificate to extend the date by which we must consummate an initial business combination from the Current Termination Date (June 22, 2025) up to the Amended Termination Date by providing our Board the option to exercise up to 12 one-month extension options. The complete text of the proposed amendment is attached to this proxy statement as Annex A. All stockholders are encouraged to read the proposed amendment in its entirety for a more complete description of its terms.

Reasons for the Extension Amendment Proposal

The sole purpose of the Extension Amendment Proposal is to provide us with sufficient time to complete an initial business combination. On December 17, 2024, We entered into an Agreement and Plan of Merger (the “Merger Agreement”), by and among Four Leaf, Xiaoyu Dida Interconnect International Limited, an exempted company incorporated in the Cayman Islands with limited liability (“Xiaoyu Dida”), Xiaoyu Dida Merger Sub, Inc., a Delaware corporation and a wholly-owned subsidiary of Xiaoyu Dida (“Merger Sub 1”), and Xiaoyu Dida (USA) Company, Inc., a Delaware corporation and a wholly-owned subsidiary of Xiaoyu Dida (“Merger Sub 2”). Upon the closing of the transactions contemplated by the Merger Agreement, (i) Merger Sub 1, will be merged with and into Four Leaf (“Merger 1”), with Four Leaf being the surviving company and becoming a wholly-owned subsidiary of Xiaoyu Dida. Four Leaf, in its capacity as the surviving entity of Merger 1, is referred to for the periods from and after Merger 1 as the “Merger 1 Surviving Corporation”); and (ii) immediately following the consummation of Merger 1, the Merger 1 Surviving Corporation will be merged with and into Merger Sub 2 (“Merger 2” and, collectively with Merger 1, the “Mergers”), with Merger Sub 2 being the surviving company and becoming a wholly-owned subsidiary of Xiaoyu Dida (Merger Sub 2, in its capacity as the surviving entity of Merger 2, is referred to for the periods from and after Merger 2 as the “Merger 2 Surviving Corporation”). While the parties are actively seeking to close the business combination pursuant the Merger Agreement, our Board currently believes that there will not be sufficient time before the Current Termination Date to complete an initial business combination. Accordingly, our Board believes that the Extension is necessary in order to be able to consummate an initial business combination. Therefore, our Board has determined that it is in the best interests of our stockholders to extend the date by which we must consummate an initial business combination to the Amended Termination Date in order to provide our stockholders with the opportunity to participate in an investment in a company with which we may combine. The Board also believes that it is advantageous for the Board to determine, in its sole discretion, whether to liquidate and dissolve the Company at a date that is earlier than the Amended Termination Date, which our stockholders would be enabling the Board to do by approving the Extension Amendment Proposal. Approval of the Extension Amendment Proposal is a condition to the implementation of the Extension. In addition, we will not proceed with the Extension unless we will have at least $5,000,001 of net tangible assets following approval of the Extension Proposals, after taking into account any redemption payments.

If the Extension Amendment Proposal is Not Approved

Stockholder approval of the Extension Amendment Proposal is required for the implementation of our Board’s plan to extend the date by which we must consummate an initial business combination. Therefore, our Board will abandon and not implement the Extension unless our stockholders approve the Extension Amendment Proposal.

If the Extension Amendment Proposal is not approved and we do not consummate an initial business combination by the Current Termination Date (assuming we do not decide to exercise the currently available second three-month extension option available under the Amended Certificate), as contemplated by our Amended Certificate, we will: (i) cease all operations except for the purpose of winding up; (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem the public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to us to pay our taxes (less up to $100,000 of interest to pay dissolution expenses), divided by the number of then outstanding public shares, which redemption will completely extinguish public stockholders’ rights as stockholders (including the right to receive further liquidating distributions, if any), subject to applicable law; and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining stockholders and our board of directors, dissolve and liquidate, subject in the case of clauses (ii) and (iii) above to our obligations under Delaware law to provide for claims of creditors and the requirements of other applicable law. There will be no redemption rights or liquidating distributions with respect to our warrants, including the warrants included in the units sold in the IPO, which will expire worthless in the event the Company winds up. The initial stockholders have agreed to waive their redemption rights with respect to their founder shares in connection with a stockholder vote to approve the Extension Amendment Proposal. There will be no distribution from the Trust Account with respect to our warrants, which will expire worthless in the event we wind up.

If the Extension Amendment Proposal is Approved

If the Extension Amendment Proposal is approved, we will file an amendment to Amended Certificate with the Secretary of State of the State of Delaware as provided by the resolution in the form set forth in Annex A hereto. We will remain a reporting company under the Exchange Act, and our units, common stock and public warrants will remain publicly traded. We will then continue to work to consummate an initial business combination by the Amended Termination Date.

You are not being asked to vote on a business combination at this time. If the Extension is implemented and you do not elect to redeem your public shares in connection with the Extension, you will retain the right to vote on an initial business combination when it is submitted to the public stockholders (provided that you are a stockholder on the record date for a meeting to consider a business combination) and the right to redeem your public shares for a pro rata portion of the Trust Account in the event an initial business combination is approved and completed or we have not consummated a business combination by the Extended Date.

If the Extension Amendment Proposal is approved and the Extension is implemented, the removal of the Withdrawal Amount from the Trust Account in connection with the Election will reduce the amount held in the Trust Account following the Election. We cannot predict the amount that will remain in the Trust Account after such withdrawal if the Extension Amendment Proposal is approved and the amount remaining in the Trust Account may be only a fraction of approximately $31,073,112.16 that was in the Trust Account as of the record date (which amount includes interest earned thereon but excludes funds previously distributed to us to pay taxes). In such event, we may still seek to obtain additional funds to complete an initial business combination, and there can be no assurance that such funds will be available on terms acceptable to the parties or at all.

Redemption Rights

If the Extension Amendment Proposal is approved, and the Extension is implemented, public stockholders may elect to redeem their shares for a per share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account as of two business days prior to such approval, including any interest earned on the Trust Account deposits, including any interest earned on the Trust Account deposits not previously released to us to pay taxes divided by the number of then outstanding public shares. If the Extension Amendment Proposal is approved by the requisite vote of stockholders, the remaining holders of public shares will retain the opportunity to have their public shares redeemed in conjunction with the consummation of an initial business combination, subject to any limitations set forth in our Amended Certificate, as amended. In addition, public stockholders who vote for the Extension Amendment Proposal and do not make the Election would be entitled to have their shares redeemed for cash we have not completed a business combination by the Amended Termination Date.

TO EXERCISE YOUR REDEMPTION RIGHTS, YOU MUST ENSURE YOUR BANK OR BROKER COMPLIES WITH THE REQUIREMENTS IDENTIFIED HEREIN, INCLUDING SUBMITTING A WRITTEN REQUEST THAT YOUR SHARES BE REDEEMED FOR CASH TO CONTINENTAL AND DELIVERING YOUR SHARES TO CONTINENTAL PRIOR TO 5:00 P.M. EASTERN TIME ON June 19, 2025 (TWO BUSINESS DAYS BEFORE THE SCHEDULED VOTE AT THE SPECIAL MEETING). YOU WILL ONLY BE ENTITLED TO RECEIVE CASH IN CONNECTION WITH A REDEMPTION OF THESE SHARES IF YOU CONTINUE TO HOLD THEM UNTIL THE EFFECTIVE DATE OF THE EXTENSION AMENDMENT PROPOSAL AND ELECTION.

Pursuant to our Amended Certificate, a public stockholder may request that we redeem all or a portion of such public stockholder’s public shares for cash if the Extension Amendment Proposal is approved. You will be entitled to receive cash for any public shares to be redeemed only if you:

1.      (a) hold public shares or (b) hold public shares through units and you elect to separate your units into the underlying public shares and public warrants prior to exercising your redemption rights with respect to the public shares; and

2.      prior to 5:00 p.m. Eastern Time, on June 19, 2025 (two business days prior to the scheduled vote at the Special Meeting), (x) submit a written request, including the name, phone number, and address of the beneficial owner of the shares for which redemption is requested, to Continental, our transfer agent, at Continental Stock Transfer & Trust Company, 1 State Street, 30th Floor, New York, New York 10004, Attn: SPAC Redemption Team, email: spacredemptions@continentalstock.com, that we redeem your public shares for cash and (y) deliver your public shares to the transfer agent, physically or electronically through DTC.

Holders of units must elect to separate the underlying public shares and public warrants prior to exercising redemption rights with respect to the public shares. If holders hold their units in an account at a brokerage firm or bank, holders must notify their broker or bank that they elect to separate the units into the underlying public shares, and public warrants, or if a holder holds units registered in its own name, the holder must contact Continental directly and instruct it to do so. Public stockholders may elect to redeem all or a portion of their public shares regardless of whether they vote for or against the Extension Proposals and regardless of whether they hold public shares on the record date.

If you hold your shares through a bank or broker, you must ensure your bank or broker complies with the requirements identified herein, including submitting a written request that your public shares be redeemed for cash to Continental and delivering your public shares to Continental prior to 5:00 p.m. Eastern Time on June 19, 2025 (two business days before the scheduled vote at the Special Meeting). You will only be entitled to receive cash in connection with a redemption of these shares if you continue to hold them until the effective date of the amendment prescribed by the Extension Amendment Proposal and Election.

Through DTC’s DWAC (Deposit/Withdrawal at Custodian) System, this electronic delivery process can be accomplished by the stockholder, whether or not it is a record holder or its public shares are held in “street name,” by contacting the transfer agent or its broker and requesting delivery of its shares through the DWAC system. Delivering shares physically may take significantly longer. In order to obtain a physical stock certificate, a stockholder’s broker and/or clearing broker, DTC, and our transfer agent will need to act together to facilitate this request. There is a nominal cost associated with the above-referenced tendering process and the act of certificating the public shares or delivering them through the DWAC system. Continental will typically charge the tendering broker $100 and the broker would determine whether or not to pass this cost on to the redeeming holder. It is our understanding that stockholders should generally allot at least two weeks to obtain physical certificates from the transfer agent. we do not have any control over this process or over the brokers or DTC, and it may take longer than two weeks to obtain a physical stock certificate. Such stockholders will have less time to make their investment decision than those stockholders that deliver their shares through the DWAC system. Stockholders who request physical stock certificates and wish to redeem may be unable to meet the deadline for tendering their shares before exercising their redemption rights and thus will be unable to redeem their shares.

Certificates that have not been tendered in accordance with these procedures prior to the vote on the Extension Proposals will not be redeemed for cash held in the Trust Account. In the event that a public stockholder tenders its public shares and decides prior to the vote at the Special Meeting that it does not want to redeem its public shares, the stockholder may withdraw the tender. If you delivered your public shares for redemption to Continental and decide prior to the vote at the Special Meeting not to redeem your public shares, you may request that Continental return the shares (physically or electronically). You may make such request by contacting Continental at the address listed above. In the event that a public stockholder tenders shares and the Extension Proposals are not approved, these shares will not be redeemed and the physical certificates representing these public shares will be returned to the stockholder promptly following the determination that Extension Proposals will not be approved. We anticipate that a public stockholder who tenders shares for redemption in connection with the vote to approve the Extension would receive payment of the redemption price for such shares soon after the completion of the Extension Amendment. Continental will hold the certificates of public stockholders that make the election until such shares are redeemed for cash or returned to such stockholders.

If properly demanded, we will redeem each public share for a per share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including any interest earned on the funds held in the Trust Account and not previously released to us to pay taxes, divided by the number of then outstanding public shares. Based on the amount in the Trust Account of approximately $31,073,112.16 as of the record date (which amount includes interest but excludes any funds previously released to us to pay taxes), this would amount to approximately

$11.64 per share. The closing price of the public shares on Nasdaq on June 12, 2025 was $11.40. We cannot assure public stockholders that they will be able to sell their public shares in the open market, even if the market price per share is higher than the redemption price stated above, as there may not be sufficient liquidity in its securities when such stockholders wish to sell their shares.

If you exercise your redemption rights, you will be exchanging your shares of our common stock for cash and will no longer own the shares. You will be entitled to receive cash for these shares only if you properly demand redemption and tender your stock certificate(s) to our transfer agent, Continental, prior to 5:00 p.m. Eastern Time on June 19, 2025 (two business days before the scheduled vote at the special meeting). We anticipate that a public stockholder who tenders shares for redemption in connection with the vote to approve the Extension Amendment Proposal would receive payment of the redemption price for such shares soon after the completion of the Extension.

Required Vote

The affirmative vote by holders of 65% of our outstanding Class A common stock and Class B common stock, voting together as a single class, is required to approve the Extension Amendment Proposal. If the Extension Amendment Proposal is not approved, the Extension will not be implemented and we will be required by our Amended Certificate to: (i) cease all operations except for the purpose of winding up; (ii) as promptly as reasonably possible but not more than ten business days thereafter, and subject to having lawfully available funds therefor, redeem 100% of the outstanding public shares, at a per share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to us to pay our taxes (less up to $100,000 of interest to pay dissolution expenses), divided by the number of then outstanding public shares, which redemption will completely extinguish public stockholders’ rights as stockholders (including the right to receive further liquidation distributions, if any), subject to applicable law; and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining stockholders and our Board in accordance with applicable law, dissolve and liquidate, subject in each case to our obligations under Delaware law to provide for claims of creditors and the requirements of other applicable law.

The Sponsor and our directors, executive officers and their affiliates are expected to vote any common stock owned by them in favor of the Extension Amendment Proposal. On the record date, the initial stockholders beneficially owned and were entitled to vote 1,355,250 founder shares, which represents 33.2% of our issued and outstanding common stock.

Recommendation

As discussed above, after careful consideration of all relevant factors, our Board has determined that the Extension Amendment Proposal is in the best interests of the Company and its stockholders. Our Board has approved and declared advisable adoption of the Extension Amendment Proposal.

OUR BOARD UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE EXTENSION AMENDMENT PROPOSAL. OUR BOARD EXPRESSES NO OPINION AS TO WHETHER YOU SHOULD REDEEM YOUR PUBLIC SHARES.

The existence of financial and personal interests of our directors and officers may result in a conflict of interest on the part of one or more of the directors or officers between what he, she or they may believe is in the best interests of the Company and its stockholders and what he, she or they may believe is best for himself, herself or themselves in determining to recommend that stockholders vote for the proposals. See the section entitled “The Special Meeting — Interests of the Company’s Directors and Officers” for a further discussion.

U.S. Federal Income Tax Considerations

The following discussion is a summary of the material U.S. federal income tax considerations for U.S. Holders and Non-U.S. Holders (each as defined below, and together, “Holders”) of public shares: (i) of the Extension Amendment Proposal; and (ii) that elect to have their public shares redeemed for cash if the Extension Amendment Proposal is approved. The effects of other U.S. federal tax laws, such as estate and gift tax laws, and any applicable state, local or non-U.S. tax laws are not discussed. This discussion is based on the U.S. Internal Revenue Code of 1986, as amended (the “Code”), Treasury Regulations promulgated thereunder, judicial decisions, and published rulings and administrative pronouncements of the U.S. Internal Revenue Service (the “IRS”), in each case in effect as of the date hereof. These authorities may change or be subject to differing interpretations. Any such change or differing interpretation may be applied retroactively in a manner that could adversely affect the tax consequences discussed below. We have not sought and will not seek any rulings from the IRS regarding the matters discussed below. There can be no assurance the IRS or a court will not take a contrary position to that discussed below regarding the tax consequences of the transactions contemplated by the Extension Amendment (including any redemption of the public shares in connection therewith) with respect to any public shares held through the units (including alternative characterizations of the units).

This discussion is limited to Holders that hold their public shares as a “capital asset” within the meaning of Section 1221 of the Code (generally, property held for investment). This discussion does not address all U.S. federal income tax consequences relevant to a Holder’s particular circumstances, including the impact of the alternative minimum tax or the Medicare contribution tax on net investment income. In addition, it does not address consequences relevant to Holders subject to special rules, including, without limitation:

•        banks;

•        certain financial institutions;

•        regulated investment companies or real estate investment trusts;

•        insurance companies;

•        brokers, dealers or traders in securities;

•        traders in securities that elect mark to market;

•        tax-exempt organizations or governmental organizations;

•        U.S. expatriates or former citizens or long-term residents of the United States;

•        persons that hold their public shares as part of a straddle, constructive sale, hedge, wash sale, conversion or other integrated or similar transaction;

•        persons that actually or constructively 5% or more (by vote or value) of the Company’s shares (except as specifically provided below);

•        “controlled foreign corporations,” “passive foreign investment companies,” and corporations that accumulate earnings to avoid U.S. federal income tax;

•        S corporations, partnerships or other entities or arrangements treated as partnerships for U.S. federal income tax purposes (and investors therein);

•        persons deemed to sell the Company’s public shares under the constructive sale provisions of the Code;

•        persons who acquired their public shares pursuant to the exercise of any employee stock option or otherwise as compensation;

•        tax-qualified retirement plans; and

•        “qualified foreign pension funds” as defined in Section 897(l)(2) of the Code and entities all of the interests of which are held by qualified foreign pension funds.

If an entity or arrangement treated as a partnership for U.S. federal income tax purposes holds public shares, the tax treatment of an owner of such an entity or arrangement will depend on the status of the owner, the activities of the entity or arrangement and certain determinations made at the owner level. Accordingly, entities or arrangements treated as partnerships for U.S. federal income tax purposes holding public shares and the owners in such entities or arrangements should consult their tax advisors regarding the U.S. federal income tax consequences to them of the Extension Amendment Proposal and the exercise of their redemption rights with respect to their public shares in connection therewith.

THIS DISCUSSION IS ONLY A SUMMARY OF CERTAIN U.S. FEDERAL INCOME TAX CONSIDERATIONS ASSOCIATED WITH THE EXTENSION AMENDMENT PROPOSAL AND THE EXERCISE OF REDEMPTION RIGHTS IN CONNECTION THEREWITH AND IS NOT TAX ADVICE. EACH HOLDER SHOULD CONSULT ITS OWN TAX ADVISOR WITH RESPECT TO THE PARTICULAR TAX CONSEQUENCES TO SUCH HOLDER OF THE EXTENSION AMENDMENT PROPOSAL AND THE EXERCISE OF REDEMPTION RIGHTS, INCLUDING THE APPLICABILITY AND EFFECTS OF U.S. FEDERAL NON-INCOME, STATE, LOCAL AND NON-U.S. TAX LAWS OR UNDER ANY APPLICABLE INCOME TAX TREATY.

Tax Treatment of Non-Redeeming Stockholders

A Holder who does not elect to redeem their public shares (including any Holder who votes in favor of the Extension Amendment) will continue to own its public shares, and will not recognize any income, gain or loss for U.S. federal income tax purposes solely as a result of the Extension Amendment Proposal.

Tax Treatment of Redeeming Stockholders

U.S. Holders

As used herein, a “U.S. Holder” is a beneficial owner of a public share who or that is, for U.S. federal income tax purposes:

•        an individual who is a citizen or resident of the United States;

•        a corporation (or other entity taxable as a corporation) organized in or under the laws of the United States, any state thereof or the District of Columbia;

•        an estate, the income of which is subject to U.S. federal income tax regardless of its source; or

•        a trust that (1) is subject to the primary supervision of a U.S. court and the control of one or more “United States persons” (within the meaning of Section 7701(a)(30) of the Code), or (2) has a valid election in effect to be treated as a United States person for U.S. federal income tax purposes.

Generally

The U.S. federal income tax consequences to a U.S. Holder of public shares that exercises its redemption rights with respect to its public shares to receive cash in exchange for all or a portion of its public shares will depend on whether the redemption qualifies as a sale of public shares under Section 302 of the Code. If the redemption qualifies as a sale of public shares by a U.S. Holder, the tax consequences to such U.S. Holder are as described below under the section entitled “— Taxation of Redemption Treated as a Sale of Public Shares.” If the redemption does not qualify as a sale of public shares, a U.S. Holder will be treated as receiving a corporate distribution with the tax consequences to such U.S. Holder as described below under the section entitled “— Taxation of Redemption Treated as a Distribution.”

Whether a redemption of public shares qualifies for sale treatment will depend largely on the total number of shares of the Company’s stock treated as held by the redeemed U.S. Holder before and after the redemption (including any stock of the Company treated as constructively owned by the U.S. Holder as a result of owning public warrants or public rights) relative to all of the stock of the Company outstanding both before and after the redemption. The redemption of public shares generally will be treated as a sale of public shares (rather than as a corporate distribution) if the redemption (1) is “substantially disproportionate” with respect to the U.S. Holder, (2) results in a “complete termination” of the U.S. Holder’s interest in the Company or (3) is “not essentially equivalent to a dividend” with respect to the U.S. Holder. These tests are explained more fully below.

In determining whether any of the foregoing tests result in a redemption qualifying for sale treatment, a U.S. Holder takes into account not only shares of the Company’s stock actually owned by the U.S. Holder, but also shares of the Company’s stock that are constructively owned by it under certain attribution rules set forth in the Code. A U.S. Holder may constructively own, in addition to stock owned directly, stock owned by certain related individuals and entities in which the U.S. Holder has an interest or that have an interest in such U.S. Holder, as well as any stock that the U.S. Holder has a right to acquire by exercise of an option, which would generally include public shares which could be acquired pursuant to the exercise of public warrants or public rights.

In order to meet the substantially disproportionate test, the percentage of the Company’s outstanding voting stock actually and constructively owned by the U.S. Holder immediately following the redemption of public shares must, among other requirements, be less than 80% of the percentage of the Company’s outstanding voting stock actually and constructively owned by the U.S. Holder immediately before the redemption (taking into account redemptions by other Holders of public shares). There will be a complete termination of a U.S. Holder’s interest if either (1) all of the public shares actually and constructively owned by the U.S. Holder are redeemed or (2) all of the public shares actually owned by the U.S. Holder are redeemed and the U.S. Holder is eligible to waive, and effectively waives in accordance with specific rules, the attribution of stock owned by certain family members and the U.S. Holder does not constructively own any other public shares (including any stock constructively owned by the U.S. Holder as a result of owning public warrants or public rights). The redemption of public shares will not be essentially equivalent to a dividend if the redemption results in a “meaningful reduction” of the U.S. Holder’s proportionate interest in the Company. Whether the redemption will result in a meaningful reduction in a U.S. Holder’s proportionate interest in the Company will depend on the particular facts and circumstances. However, the IRS has indicated in a published ruling that even a small reduction in the proportionate interest of a small minority stockholder in a publicly held corporation where such stockholder exercises no control over corporate affairs may constitute such a “meaningful reduction.” The application of these tests generally also takes into account related transactions that occur contemporaneously with the redemption, including any contemporaneous purchase of common stock by the relevant holder (or persons whose ownership is attributed to such holder) and issuances of common stock. A U.S. Holder should consult with its own tax advisors as to the consequences of a redemption.

If none of the foregoing tests is satisfied, then the redemption of public shares will be treated as a corporate distribution to the redeemed U.S. Holder and the tax effects to such a U.S. Holder will be as described below under the section entitled “— Taxation of Redemption Treated as a Distribution.” After the application of those rules, any remaining tax basis of the U.S. Holder in the redeemed public shares will be added to the U.S. Holder’s adjusted tax basis in its remaining shares of the Company’s stock or, if it has none, to the U.S. Holder’s adjusted tax basis in its public warrants or public rights or possibly in other shares of the Company’s stock constructively owned by it.

Taxation of Redemption Treated as a Distribution

If the redemption of a U.S. Holder’s public shares is treated as a corporate distribution, as discussed above under the section entitled “— Generally,” the amount of cash received in the redemption generally will constitute a dividend for U.S. federal income tax purposes to the extent paid from the Company’s current or accumulated earnings and profits, as determined under U.S. federal income tax principles.

Distributions in excess of the Company’s current and accumulated earnings and profits will constitute a return of capital that will be applied against and reduce (but not below zero) the U.S. Holder’s adjusted tax basis in its public shares. Any remaining excess will be treated as gain realized on the sale of public shares and will be treated as described below under the section entitled “— Taxation of Redemption Treated as a Sale of Public Shares.”

Any dividends received by corporate U.S. Holders will be taxable at regular corporate tax rates and will generally be eligible for the dividends received deduction if the requisite holding period is satisfied. With respect to non-corporate U.S. Holders and with certain exceptions, dividends may be “qualified dividend income,” which is taxed at the lower applicable long-term capital gain rate provided that the U.S. Holder satisfies certain holding period requirements and the U.S. Holder is not under an obligation to make related payments with respect to positions in substantially similar or related property. It is unclear whether the redemption rights with respect to the Company’s public shares may prevent a U.S. Holder from satisfying the applicable holding period requirements with respect to the dividends received deduction or the preferential tax rate on qualified dividend income, as the case may be. If the holding period requirements are not satisfied, then non-corporate U.S. Holders may be subject to tax on such dividends at regular ordinary income tax rates instead of the preferential rate that applies to qualified dividend income.

Taxation of Redemption Treated as a Sale of Public Shares

If the redemption of a U.S. Holder’s public shares is treated as a sale, as discussed above under the section entitled “— Generally,” a U.S. Holder generally will recognize capital gain or loss in an amount equal to the difference between the amount of cash received in the redemption and the U.S. Holder’s adjusted tax basis in the public shares redeemed. Any such capital gain or loss generally will be long-term capital gain or loss if the U.S. Holder’s holding period for the public shares so disposed of exceeds one year. It is unclear, however, whether the redemption rights with respect to the Company’s public shares may suspend the running of the applicable holding period for this purpose. If the running of the holding period is suspended, then non-corporate U.S. Holders may not be able to satisfy the one-year holding period requirement for long-term capital gain treatment, in which case any gain on a sale or taxable disposition of the shares or warrants would be subject to short-term capital gain treatment and would be taxed at regular ordinary income tax rates. Long-term capital gains recognized by non-corporate U.S. Holders generally will be eligible to be taxed at reduced rates. The deductibility of capital losses is subject to limitations.

U.S. Holders who hold different blocks of public shares (including as a result of holding different blocks of public shares purchased or acquired on different dates or at different prices) should consult their tax advisors to determine how the above rules apply to them.

Non-U.S. Holders

As used herein, a “Non-U.S. Holder” is a beneficial owner of a public share who or that is, for U.S. federal income tax purposes:

•        a non-resident alien individual;

•        a foreign corporation; or

•        a foreign estate or trust.

Generally

The U.S. federal income tax consequences to a Non-U.S. Holder of public shares that exercises its redemption rights to receive cash from the Trust Account in exchange for all or a portion of its public shares will depend on whether the redemption qualifies as a sale of the public shares redeemed, as described above under “Tax Treatment of Redeeming Stockholders — U.S. Holders — Generally.” If such a redemption qualifies as a sale of public shares, the U.S. federal income tax consequences to the Non-U.S. Holder will be as described below under “— Taxation of Redemption Treated as a Sale of Public Shares.” If such a redemption does not qualify as a sale of public shares, the Non-U.S. Holder will be treated as receiving a corporate distribution, the U.S. federal income tax consequences of which are described below under “— Taxation of Redemption as a Distribution.”

Because it may not be certain at the time a Non-U.S. Holder is redeemed whether such Non-U.S. Holder’s redemption will be treated as a sale of shares or a corporate distribution, and because such determination will depend in part on a Non-U.S. Holder’s particular circumstances, the applicable withholding agent may not be able to determine whether (or to what extent) a Non-U.S. Holder is treated as receiving a dividend for U.S. federal income tax purposes. Therefore, the applicable withholding agent may withhold tax at a rate of thirty percent (30%) (or such lower rate as may be specified by an applicable income tax treaty) on the gross amount of any consideration paid to a Non-U.S. Holder in redemption of such Non-U.S. Holder’s public shares, unless (a) the applicable withholding agent has established special procedures allowing Non-U.S. Holders to certify that they are exempt from such withholding tax and (b) such Non-U.S. Holders are able to certify that they meet the requirements of such exemption (e.g., because such Non-U.S. Holders are not treated as receiving a dividend under the Section 302 tests described above under the section entitled “Tax Treatment of Redeeming Stockholders — U.S. Holders — Generally”). However, there can be no assurance that any applicable withholding agent will establish such special certification procedures. If an applicable withholding agent withholds excess amounts from the amount payable to a Non-U.S. Holder, such Non-U.S. Holder generally may obtain a refund of any such excess amounts by timely filing an appropriate claim for refund with the IRS. Non-U.S. Holders should consult their own tax advisors regarding the application of the foregoing rules in light of their particular facts and circumstances and any applicable procedures or certification requirements.

Taxation of Redemption as a Distribution

In general, any distributions made to a Non-U.S. Holder of public shares, to the extent paid out of the Company’s current or accumulated earnings and profits (as determined under U.S. federal income tax principles), will constitute dividends for U.S. federal income tax purposes and, provided such dividends are not effectively connected with the Non-U.S. Holder’s conduct of a trade or business within the United States, the Company will be required to withhold tax from the gross amount of the dividend at a rate of 30% of the gross amount of the dividends (or such lower rate specified by an applicable income tax treaty, provided the Non-U.S. Holder furnishes a valid IRS Form W-8BEN or W-8BEN-E (or other applicable documentation) certifying qualification for the lower treaty rate). A Non-U.S. Holder that does not timely furnish the required documentation, but that qualifies for a reduced treaty rate, may obtain a refund of any excess amounts withheld by timely filing an appropriate claim for refund with the IRS. Non-U.S. Holders should consult their tax advisors regarding their entitlement to benefits under any applicable income tax treaty.

If dividends paid to a Non-U.S. Holder are effectively connected with the Non-U.S. Holder’s conduct of a trade or business within the United States (and, if required by an applicable income tax treaty, the Non-U.S. Holder maintains a permanent establishment in the United States to which such dividends are attributable), the Non-U.S. Holder will be exempt from the U.S. federal withholding tax described above. To claim the exemption, the Non-U.S. Holder must furnish to the applicable withholding agent a valid IRS Form W-8ECI, certifying that the dividends are effectively connected with the Non-U.S. Holder’s conduct of a trade or business within the United States.

Any such effectively connected dividends will be subject to U.S. federal income tax on a net income basis at the regular graduated rates. A Non-U.S. Holder that is a corporation also may be subject to a branch profits tax at a rate of 30% (or such lower rate specified by an applicable income tax treaty) on such effectively connected dividends, as adjusted for certain items. Non-U.S. Holders should consult their tax advisors regarding any applicable tax treaties that may provide for different rules.

Any distribution not constituting a dividend, for U.S. federal income tax purposes, will constitute a return of capital and first be applied against and reduce a Non-U.S. Holder’s adjusted tax basis in its public shares, but not below zero. To the extent such distribution exceeds the Non-U.S. Holder’s adjusted tax basis, the excess amount will be treated as capital gain and will be treated as described below under “Non-U.S. Holders — Taxation of Redemption as a Sale of Public Shares.”

Taxation of Redemption as a Sale of Public Shares

A Non-U.S. Holder generally will not be subject to U.S. federal income or withholding tax in respect of gain recognized on a redemption of public shares that is treated as a sale as described above under “— Generally,” unless:

(i)     the gain is effectively connected with the conduct of a trade or business by the Non-U.S. Holder within the United States (and, if required by an applicable income tax treaty, the Non-U.S. Holder maintains a permanent establishment in the United States to which such gain is attributable);

(ii)    the Non-U.S. Holder is a nonresident alien individual present in the United States for 183 days or more during the taxable year of the disposition and certain other requirements are met; or

(iii)   the Company’s public shares constitute U.S. real property interests by reason of the Company’s status as a U.S. real property holding corporation (“USRPHC”) for U.S. federal income tax purposes, and certain other conditions are met.

Gain described in the first bullet point above generally will be subject to U.S. federal income tax on a net income basis at the regular graduated rates applicable to a U.S. Holder, unless an applicable tax treaty provides otherwise. A Non-U.S. Holder that is a corporation also may be subject to a branch profits tax at a rate of 30% (or such lower rate specified by an applicable income tax treaty) on such effectively connected gain, as adjusted for certain items.

Gain described in the second bullet point above will be subject to U.S. federal income tax at a rate of 30% (or such lower rate specified by an applicable income tax treaty), which may be offset by U.S. source capital losses of the Non-U.S. Holder (even though the individual is not considered a resident of the United States), provided the Non-U.S. Holder has timely filed U.S. federal income tax returns with respect to such losses.

With respect to the third bullet point, the Company believes that it is not and has not been at any time since its formation, and does not expect to become, a USRPHC. Such a determination is factual in nature, and no assurance can be provided that the Company is not and has not been, and will not become a USRPHC. Non-U.S. Holders should consult their tax advisors regarding potentially applicable income tax treaties that may provide for different rules.

Information Reporting and Backup Withholding

Proceeds received in connection with a redemption of the public shares and distributions paid on the public shares may be subject to information reporting to the IRS and U.S. backup withholding. Backup withholding will not apply, however, to a U.S. Holder who furnishes a correct taxpayer identification number and makes other required certifications, or who is otherwise exempt from backup withholding and establishes such exempt status. A Non-U.S. Holder generally will eliminate the requirement for information reporting and backup withholding by providing certification of its foreign status, under penalties of perjury, on a duly executed applicable IRS Form W-8 or by otherwise establishing an exemption.

Backup withholding is not an additional tax. Any amounts withheld under the any backup withholding rule may be allowed as a refund or credit against a Holder’s U.S. federal income tax liability, provided the required information is timely furnished to the IRS.

Foreign Account Tax Compliance Act

Withholding taxes may be imposed under Sections 1471 to 1474 of the Code (such Sections commonly referred to as the Foreign Account Tax Compliance Act, or “FATCA”) on certain types of payments made to non-U.S. financial institutions and certain other non-U.S. entities. Specifically, a 30% withholding tax may be imposed on dividends on, or (subject to the proposed Treasury Regulations discussed below) gross proceeds from the sale or other disposition of, our public shares paid to a “foreign financial institution” or a “non-financial foreign entity” (each as defined in the Code), unless (1) the foreign financial institution undertakes certain diligence and reporting obligations, (2) the non-financial foreign entity either certifies it does not have any “substantial United States owners” (as defined in the Code) or furnishes identifying information regarding each substantial United States owner, or (3) the foreign financial institution or non-financial foreign entity otherwise qualifies for an exemption from these rules. If the payee is a foreign financial institution and is subject to the diligence and reporting requirements in (1) above, it must enter into an agreement with the U.S. Department of the Treasury requiring, among other things, that it undertake to identify accounts held by certain “specified United States persons” or “United States owned foreign entities” (each as defined in the Code), annually report certain information about such accounts, and withhold 30% on certain payments to non-compliant foreign financial institutions and certain other account holders. Foreign financial institutions located in jurisdictions that have an intergovernmental agreement with the United States governing FATCA may be subject to different rules.

Under the applicable Treasury Regulations and administrative guidance, withholding under FATCA generally applies to payments of dividends on our public shares. While withholding under FATCA would have applied also to payments of gross proceeds from the sale or other disposition public shares on or after January 1, 2019, proposed Treasury Regulations eliminate FATCA withholding on payments of gross proceeds entirely. Taxpayers generally may rely on these proposed Treasury Regulations until final Treasury Regulations are issued.

Holders should consult their tax advisors regarding the effects of FATCA on their redemption of public shares.

PROPOSAL NO 2: THE TRUST AMENDMENT PROPOSAL

Background

The Trust Amendment Proposal would amend our existing Trust Agreement, allowing us to extend the time available for us to consummate our initial business combination 12 times for an additional one-month each time from June 22, 2025 to June 22, 2026 (the “Trust Amendment”) by depositing into the Trust Account $75,000 for each one-month extension and make other conforming amendments. A copy of the proposed amendment to the Trust Agreement is attached to this proxy statement as Annex B. All stockholders are encouraged to read the proposed amendment in its entirety for a more complete description of its terms.

Reasons for the Trust Amendment Proposal

We are proposing to amend our Trust Agreement to allow us to extend the time available to us to consummate our initial business combination 12 times for an additional one-month each time from June 22, 2025 to June 22, 20265.

The purpose of the Trust Amendment Proposal is to allow us an option to further extend the time to complete an initial business combination. Our Board has determined that it is in the best interests of our stockholders to allow us to extend the time to complete a business combination a total of 12 times for an additional one-month each time beginning on June 22, 2025, and provide that the date for cessation of operations of the Company if we have not completed an initial business combination would similarly be extended to the Amended Termination Date.

If the Trust Amendment Proposal Is Not Approved

If the Trust Amendment Proposal is not approved and we do not consummate an initial business combination by the Current Termination Date (assuming we do not decide to exercise the currently available second three-month extension option available under the Amended Certificate), as contemplated by our Amended Certificate, we will: (i) cease all operations except for the purpose of winding up; (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem the public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to us to pay our taxes (less up to $100,000 of interest to pay dissolution expenses), divided by the number of then outstanding public shares, which redemption will completely extinguish public stockholders’ rights as stockholders (including the right to receive further liquidating distributions, if any), subject to applicable law; and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining stockholders and our board of directors, dissolve and liquidate, subject in the case of clauses (ii) and (iii) above to our obligations under Delaware law to provide for claims of creditors and the requirements of other applicable law. There will be no redemption rights or liquidating distributions with respect to our warrants, including the warrants included in the units sold in the IPO, which will expire worthless in the event the Company winds up. The initial stockholders have agreed to waive their redemption rights with respect to their founder shares in connection with a stockholder vote to approve the Extension Amendment Proposal. There will be no distribution from the Trust Account with respect to our warrants, which will expire worthless in the event we wind up.

Our Board will abandon and not implement the Trust Amendment Proposal unless our stockholders approve both the Extension Amendment Proposal and the Trust Amendment Proposal. This means that if one proposal is approved by the stockholders and the other proposal is not, neither proposal will be implemented.

If the Trust Amendment Proposal Is Approved

If Trust Amendment Proposal is approved, the Trust Amendment in the form of Annex B will be executed and the Trust Account will not be disbursed except in connection with our completion of an initial business combination or in connection with our liquidation if we do not complete a business combination by the Amended Termination Date. In addition, we will continue to attempt to consummate an initial business combination until the Amended Termination Date or until the Board determines in its sole discretion that it will not be able to consummate an initial business combination by the Amended Termination Date and does not wish to continue operations until such expiration.

Vote Required

The affirmative vote by holders of 65% of the Company’s outstanding Class A common stock and Class B common stock, voting together as a single class, is required to approve the Trust Amendment Proposal.

Our Sponsor, directors, executive officers and their affiliates are expected to vote any common stock owned by them in favor of the Trust Amendment Proposal. On the record date, the initial stockholders beneficially owned and were entitled to vote 1,355,250 founder shares, representing 33.2% of our issued and outstanding common stock.

Public stockholders may elect to redeem their public shares regardless of whether or how they vote on the Trust Amendment Proposal at the Meeting; however, redemption payments for redemption elections in connection with the Special Meeting will only be made if the Extension Amendment Proposal and the Trust Amendment Proposal receive the requisite shareholder approvals and we determine to implement the Extension and Trust Amendment.

Recommendation

As discussed above, after careful consideration of all relevant factors, our Board has determined that the Trust Amendment Proposal is in the best interests of the Company and its stockholders. Our Board has approved and declared advisable adoption of the Trust Amendment Proposal.

OUR BOARD UNANIMOUSLY RECOMMENDS THAT OUR STOCKHOLDERS VOTE “FOR” THE TRUST AMENDMENT PROPOSAL.

PROPOSAL NO 3: THE ADJOURNMENT PROPOSAL

Background

The Adjournment Proposal, if adopted, will allow our Board to adjourn the Special Meeting to a later date or dates, if necessary or appropriate, to permit further solicitation of proxies. The Adjournment Proposal will only be presented at the Special Meeting in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Extension Proposals.

In addition to an adjournment of the Special Meeting upon approval of the Adjournment Proposal, our Board is empowered under Delaware law to postpone the Special Meeting at any time prior to the Special Meeting being called to order in accordance with our Amended Certificate. In such event, we will issue a press release and take such other steps as we believe is necessary and practical under the circumstances to inform our stockholders of the postponement of the Special Meeting.

Consequences if the Adjournment Proposal is Not Approved

If the Adjournment Proposal is not approved by our stockholders, our Board may not be able to adjourn the Special Meeting to a later date in the event that there are insufficient votes for, or otherwise in connection with, the approval of the other proposals.

Required Vote

The approval of the Adjournment Proposal requires the affirmative vote of a majority of the votes cast by our stockholders represented in person (including virtually) or by proxy. Accordingly, if a valid quorum is otherwise established, a stockholder’s failure to vote by proxy or virtually at the Special Meeting will have no effect on the outcome of any vote on the Adjournment Proposal. Abstentions will be counted in connection with the determination of whether a valid quorum is established but will have no effect on the outcome of the Adjournment Proposal.

Recommendation

As discussed above, after careful consideration of all relevant factors, our Board has determined that the Adjournment Proposal is in the best interests of the Company and its stockholders. Our Board has approved and declared advisable the adoption of the Adjournment Proposal.

OUR BOARD UNANIMOUSLY RECOMMENDS THAT OUR STOCKHOLDERS VOTE “FOR”
THE ADJOURNMENT PROPOSAL.

The existence of financial and personal interests of our directors and officers may result in a conflict of interest on the part of one or more of the directors or officers between what he, she or they may believe is in the best interests of the Company and its stockholders and what he, she or they may believe is best for himself, herself or themselves in determining to recommend that stockholders vote for the proposals. See the section entitled “The Special Meeting — Interests of the Company’s Directors and Officers” for a further discussion.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth information regarding the beneficial ownership of our common stock as of June 13, 2025, the record date of the Special Meeting, by:

•        each person known by us to be the beneficial owner of more than 5% of our outstanding common stock;

•        each of our executive officers and directors that beneficially owns our common stock; and

•        all our executive officers and directors as a group.

Unless otherwise indicated, we believe that all persons named in the table have sole voting and investment power with respect to the voting securities beneficially owned by them. The following table does not reflect record or beneficial ownership of the Private Placement Warrants as these warrants are not exercisable within 60 days of June 13, 2025.

The beneficial ownership of our common stock is based on 4,078,153 shares of common stock issued and outstanding as of June 13, 2025, consisting of 2,722,903 shares of Class A common stock and 1,355,250 shares of Class B common stock.

NAME AND ADDRESS OF BENEFICIAL OWNER(1)	NUMBER OF SHARES BENEFICIALLY OWNED	APPROXIMATE PERCENTAGE OF OUTSTANDING COMMON STOCK
Directors and Executive Officers
ALWA Sponsors LLC(1)(3)	1,305,250	32.0%
Alvin Wang(1)(3)	1,305,250	32.0%
Stephen Markcheid(1)	25,000	*
Rahul Mewawalla(1)	25,000	*
Bala Padmakuman(1)(3)	—	—
Angel Orrantia(1)(3)	—	—
Coco Kou(1)(3)	—	—
Robert de Neve(1)(3)	—	—
All executive officers and directors as a group (seven individuals)	1,355,250	33.2%
NAME AND ADDRESS OF BENEFICIAL OWNER(1)	NUMBER OF SHARES BENEFICIALLY OWNED	APPROXIMATE PERCENTAGE OF OUTSTANDING COMMON STOCK
Five Percent Holders
AQR Capital Management, LLC(4)	389,956	9.56%
Wolverine Asset Management, LLC(5)	260,886	6.40%
Meteora Capital, LLC(6)	255,706	6.27%
Calamos Market Neutral Income Fund, a series of Calamos Investment Trust(7)	231,000	5.66%
Cowen and Company, LLC(8)	195,000	4.78%
TD SECURITIES (USA) LLC(9)	194,397	4.77%

____________

*        Less than 1%

(1)      Unless otherwise noted, the business address of each of the following is 4546 El Camino Real B10 #715, Los Altos, California 94022.

(2)      Interests shown consist solely of Founder Shares, classified as Class B common stock. Such shares will automatically convert into Class A common stock concurrently with or immediately following the consummation of our initial business combination on a one-for-one basis, subject to adjustment.

(3)      ALWA Sponsor, LLC, our Sponsor, is the record holder of the securities reported herein. Alvin Wang is the managing member of our Sponsor. Mr. Wang shares voting and dispositive power over the Founder Shares held by our Sponsor and may be deemed to beneficially own such shares. Bala Padmakumar, Angel Orrantia, Coco Kou and Robert de Neve are each a member of our Sponsor. Each such person disclaims any beneficial ownership of the reported shares other than to the extent of any pecuniary interest they may have therein, directly or indirectly.

(4)      According to a Schedule 13G/A filed with the SEC on November 14, 2024 on behalf of AQR Capital Management, LLC, AQR Capital Management Holdings, LLC and AQR Arbitrage, LLC (collectively, “AQR”). As of September 30, 2024, AQR reported that it has shared voting and dispositive power over 389,956 shares of the Company’s Class A common stock. AQR Capital Management, LLC is a wholly owned subsidiary of AQR Capital Management Holdings, LLC. AQR Arbitrage, LLC is deemed to be controlled by AQR Capital Management, LLC. The business address of AQR is One Greenwich Plaza, Greenwich, CT 06830.

(5)      According to a Schedule 13G filed with the SEC on October 16, 2024 on behalf of Wolverine Asset Management, LLC, Wolverine Holdings, L.P., Wolverine Trading Partners, Inc., Christopher L. Gust, and Robert R. Bellick (collectively, “Wolverine”). As of September 30, 2024, Wolverine reported that it has sole voting and dispositive power over 260,886 shares of the Company’s Class A common stock. Wolverine Asset Management, LLC (“WAM”) is an investment manager and has voting and dispositive power over 260,886 shares of the Company’s Class A common stock. The sole member and manager of WAM is Wolverine Holdings, L.P. (“Wolverine Holdings”). Robert R. Bellick and Christopher L. Gust may be deemed to control Wolverine Trading Partners, Inc. (“WTP”), the general partner of Wolverine Holdings. Each of Wolverine Holdings, Mr. Bellick, Mr. Gust, and WTP have voting and disposition power over 260,886 shares of the Company’s Class A common stock. The business address of Wolverine is 175 West Jackson Boulevard, Suite 340, Chicago, IL 60604

(6)      According to a Schedule 13G filed with the SEC on May 15, 2025 on behalf of Meteora Capital, LLC and Vik Mittal (collectively, “Meteora”). As of March 31, 2025, Meteora reported that it has shared voting and dispositive power over 255,706 shares of the Company’s Class A common stock. Vik Mittal serves as the Managing Member of Meteora Capital, LLC. The business address of Meteora is 1200 N Federal Hwy, #200, Boca Raton FL 33432.

(7)      According to a Schedule 13G/A filed with the SEC on February 12, 2025 on behalf of Calamos Market Neutral Income Fund, a series of Calamos Investment Trust ( “Calamos”). As of December 31, 2024, Calamos reported that it has sole voting and dispositive power over 231,000 shares of the Company’s Class A common stock. The business address of Calamos is 2020 Calamos Ct, Naperville, IL 60563.

(8)      According to a Schedule 13G filed with the SEC on November 12, 2024 on behalf of Cowen and Company, LLC. As of September 30, 2024, Cowen and Company, LLC reported that it has sole voting and dispositive power over 195,000 shares of the Company’s Class A common stock. The business address of Cowen and Company, LLC is 4546 El Camino Real B10, #175 Los Altos, Ca, 94022.

(9)      According to a Schedule 13G filed with the SEC on February 11, 2025 on behalf of TD SECURITIES (USA) LLC, Toronto Dominion Holdings USA Inc, TD Group US Holdings LLC, Oronto Dominion Holdings USA Inc, TD Group US Holdings LLC, Toronto Dominion Bank (collectively, “TD”) and Cowen and Company, LLC. The address of TD Securities (USA) LLC’s (“TDS”) principal office and Toronto Dominion Holdings (U.S.A.), Inc.’s (“TDH”) principal office is 1 Vanderbilt Avenue, New York, New York 10017. The address of TD Group US Holdings LLC’s (“TD GUS”) principal office is 251 Little Falls Drive, Wellington, Delaware 19808. The address of Toronto Dominion Bank’s (“TD Bank”) principal office is Toronto-Dominion Centre, 66 Wellington Street West, 12th Floor, TD Tower, Toronto, Ontario, Canada M5K 1A2. As of December 31, 2024, TDS has the sole power to vote or direct the vote and the sole power to dispose or direct the disposition of 194,397 shares of the Company’s Class A Common Stock, which were previously owned by Cowen and Company, LLC (“Cowen”). TDS is successor in interest to Cowen by merger effective as of December 9, 2024. TDH is the sole owner of TDS. TD GUS is the sole owner of TDH. TD Bank is the sole owner of TD GUS. TD Bank, TDH, and TD GUS may be deemed to hold an indirect interest in the shares reported herein by virtue of their ownership of TDS. Each of TDH, TD GUS and TD Bank disclaims ownership of the 194,397 of the Company’s Class A Common Stock except to the extent of its pecuniary interest therein.

The holders of the founder shares have agreed (A) to vote any shares owned by them in favor of any proposed initial business combination and (B) not to redeem any shares in connection with a stockholder vote to approve a proposed initial business combination or in connection with a tender offer.

DELIVERY OF DOCUMENTS TO STOCKHOLDERS

Pursuant to the rules of the SEC, the Company and its agents that deliver communications to its stockholders are permitted to deliver to two or more stockholders sharing the same address a single copy of this proxy statement. Upon written or oral request, we will deliver a separate copy of the proxy statement to any stockholder at a shared address who wishes to receive separate copies of such doc uments in the future. Stockholders receiving multiple copies of such documents may likewise request that we deliver single copies of such documents in the future. Stockholders may notify us of their requests by writing us at the Company’s principal executive offices at 4546 El Camino Real B10 #715, Los Altos, California 94022, or by email at bala@fourleaf.investments.

WHERE YOU CAN FIND MORE INFORMATION

The Company files annual, quarterly and current reports, proxy statements and other information with the SEC. The SEC maintains an Internet website that contains reports, proxy and information statements, and other information regarding issuers, including us, that file electronically with the SEC. The public can obtain any documents that we file electronically with the SEC at www.sec.gov.

This proxy statement describes the material elements of relevant contracts, exhibits and other information attached as annexes to this proxy statement. Information and statements contained in this proxy statement are qualified in all respects by reference to the copy of the relevant contract or other document included as an annex to this document.

Our corporate website address is https://www.fourleaf.investments. Our website and the information contained on, or that can be accessed through, the website is not deemed to be incorporated by reference in, and is not considered part of, this proxy statement.

You may obtain additional copies of this proxy statement, at no cost, and you may ask any questions you may have about the Extension Proposals and the Adjournment Proposal, by contacting us at the following address or email:

Four Leaf Acquisition Corporation
4546 El Camino Real B10 #715,
Los Altos, California 94022
(650) 720-5626
Email: bala@fourleaf.investments

You may also obtain these documents by requesting them in writing or by telephone from our proxy solicitation agent at the following address and telephone number:

Okapi Partners LLC
1212 Avenue of the Americas, 17th Floor
New York, NY 10036
Banks and brokerage firms, please call: (212) 297-0720
Shareholders and all others call toll-free: (844) 203-3605
E-mail: info@okapipartners.com

If you are a stockholder and would like to request additional copies, please do so by, (one week prior to the Special Meeting), in order to receive them before the Special Meeting. If you request any documents from us, we will mail them to you by first class mail, or another equally prompt means.

*     *     *

The Board does not know of any other matters to be presented at the Special Meeting. If any additional matters are properly presented at the Special Meeting, the persons named in the enclosed proxy card will have discretion to vote the shares they represent in accordance with their own judgment on such matters. It is important that your shares be represented at the Special Meeting, regardless of the number of shares that you hold. You are, therefore, urged to execute and return, at your earliest convenience, the enclosed proxy card in the envelope that has also been provided.

THE BOARD OF DIRECTORS

June 13, 2025

ANNEX A

PROPOSED AMENDMENT

TO THE

SECOND AMENDED AND RESTATED

CERTIFICATE OF INCORPORATION

OF

FOUR LEAF ACQUISITION CORPORATION

Four Leaf Acquisition Corporation, a corporation organized and existing under the laws of the State of Delaware (the “Corporation”), DOES HEREBY CERTIFY:

1. The name of the corporation is Four Leaf Acquisition Corporation. The original certificate of incorporation of the Corporation was filed with the Secretary of State of the State of Delaware on March 3, 2022.

2. The date of filing of the Corporation’s original Certificate of Incorporation with the Secretary of State of the State of Delaware was March 3, 2022, the date of filing the Corporation’s Amended and Restated Certificate of Incorporation with the Secretary of State of the State of Delaware was May 31, 2022, the date of filing of the Corporation’s Second Amended and Restated Certificate of Incorporation with the Secretary of State of the State of Delaware was June 29, 2022.

3. The Board of Directors of the Corporation has duly adopted resolutions setting forth proposed amendments to the Certificate of Incorporation of the Corporation (as amended and restated prior to the date hereof), declaring said amendment to be advisable and in the best interests of the Corporation and its stockholders and authorizing the appropriate officers of the Corporation to solicit the approval of the stockholders therefor, which resolutions setting forth the proposed amendment are substantially as follows:

RESOLVED, that Section 9.1(b) of Article IX of the Second Amended and Restated Certificate of Incorporation be deleted in its entirety and replaced as follows:

(b) Immediately after the Offering, a certain amount of the net offering proceeds received by the Corporation in the Offering (including the proceeds of any exercise of the underwriters’ over-allotment option) and certain other amounts specified in the Corporation’s registration statement on Form S-1, as initially filed with the U.S. Securities and Exchange Commission (the “SEC”) (the “Registration Statement”), shall be deposited in a trust account (the “Trust Account”), established for the benefit of the Public Stockholders (as defined below) pursuant to a trust agreement described in the Registration Statement. Except for the withdrawal of interest to pay taxes (less up to $100,000 interest to pay dissolution expenses), none of the funds held in the Trust Account (including the interest earned on the funds held in the Trust Account) will be released from the Trust Account until the earliest to occur of: (i) the completion of the initial Business Combination; (ii) the redemption of 100% of the Offering Shares (as defined below) if the Corporation is unable to complete its initial Business Combination by June 22, 2025 (or, if the Office of the Delaware Division of Corporations shall not be open for business (including filing of corporate documents) on such date the next date upon which the Office of the Delaware Division of Corporations shall be open), which may be extended pursuant to Section 9.1(c) (the “Deadline Date”); and (iii) the redemption of shares in connection with a vote seeking (A) to modify the substance or timing of the Corporation’s obligation to provide for the redemption of the Offering Shares in connection with an initial Business Combination or amendments to this Second Amended and Restated Certificate prior thereto or to redeem 100% of such shares if the Corporation has not consummated an initial Business Combination by the Deadline Date or (B) with respect to any other material provisions relating to stockholders’ rights or pre-initial Business Combination activity (as described in Section 9.7). Holders of shares of Common Stock included as part of the units sold in the Offering (the “Offering Shares”) (whether such Offering Shares were purchased in the Offering or in the secondary market following the Offering and whether or not such holders are the Sponsor or officers or directors of the Corporation, or affiliates of any of the foregoing) are referred to herein as “Public Stockholders.”

RESOLVED, that Section 9.1(c) of Article IX of the Second Amended and Restated Certificate of Incorporation be deleted in its entirety and replaced as follows:

(c) In the event that the Corporation has not completed an initial Business Combination by June 22, 2025, the Board may extend the period of time to consummate an initial Business Combination by twelve additional one month periods, up to June 22, 2026 (the latest such date being referred to as the “Termination Date”); provided that, in each case, the Corporation (or its affiliates or designees), after providing five business days advance notice prior to the date that the period of time would otherwise expire, has deposited an amount equal to $75,000 into the Trust Account (the “Extension Payment”). The gross proceeds from such Extension Payments will be added to the proceeds from the Offering held in the Trust Account and shall be used to fund the redemption of the Offering Shares in accordance with this clause (d). In the event that the Corporation has not consummated an initial Business Combination by or before the Termination Date, the Corporation shall (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter subject to lawfully available funds therefor, redeem 100% of the Offering Shares in consideration of a per-share price, payable in cash, equal to the quotient obtained by dividing (A) the aggregate amount then on deposit in the Trust Account, including interest not previously released to the Corporation to pay its taxes (less up to $100,000 of such net interest to pay dissolution expenses), by (B) the total number of then outstanding Offering Shares, which redemption will completely extinguish rights of the Public Stockholders (including the right to receive further liquidating distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the remaining stockholders and the Board in accordance with applicable law, dissolve and liquidate, subject in the case of clauses (ii) and (iii) to the Corporation’s obligations under the DGCL to provide for claims of creditors and other requirements of applicable law.

4. That thereafter, said amendment was duly adopted in accordance with the provisions of Section 242 of the Delaware General Corporation Law.

IN WITNESS WHEREOF, Four Leaf Acquisition Corporation has caused this Certificate of Amendment to be duly executed and acknowledged in its name and on its behalf by an authorized officer as of the date first set forth above.

Four Leaf Acquisition Corporation
By:
Bala Padmakumar, Chairman of the Board and Interim Chief Executive Officer

ANNEX B

PROPOSED AMENDMENT TO INVESTMENT MANAGEMENT TRUST AGREEMENT

THIS AMENDMENT TO INVESTMENT MANAGEMENT TRUST AGREEMENT (this “Amendment Agreement”), dated as of [•], 2025, is made by and between Four Leaf Acquisition Corporation (the “Company”), and Continental Stock Transfer & Trust Company, a New York corporation (the “Trustee”).

WHEREAS, the parties hereto are parties to that certain Investment Management Trust Agreement dated as of March 16, 2023 (the “Trust Agreement”);

WHEREAS, Section 1(i) of the Trust Agreement sets forth the terms that govern the liquidation of the Trust Account established for the benefit of the Company and the public stockholders under the circumstances described therein;

WHEREAS, Section 6(d) of the Trust Agreement provides that Section 1(i) of the Trust Agreement may only be changed, amended or modified with the affirmative vote of the holders of sixty five percent (65%) or more of all the outstanding shares of the Company’s Class A common stock, par value $0.0001 per share (the “Class A Common Stock) and the Company’s Class B, par value $0.0001 per share (the “Class B Common Stock, and together with the Class A Common Stock, the “Common Stock”), voting together as a single class, in favor of such change, amendment or modification.

WHEREAS, pursuant to a special meeting of stockholders of the Company held on the date hereof, at least sixty five percent (65%) of the outstanding shares of Common Stock, voting together as a single class, voted affirmatively to approve: (i) this Amendment Agreement; and (ii) a corresponding amendment to the Company’s Second Amended and Restated Certificate of Incorporation (the “Extension”); and

WHEREAS, each of the Company and the Trustee desires to amend the Trust Agreement as provided herein concurrently with the effectiveness of the Extension.

NOW THEREFORE, in consideration of the mutual agreements contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and intending to be legally bound hereby, the parties hereto agree as follows:

1. Definitions. Capitalized terms contained in this Amendment Agreement, but not specifically defined herein, shall have the meanings ascribed to such terms in the Trust Agreement.

2. Amendments to the Trust Agreement.

(a) Effective as of the execution hereof, the third Whereas clause in the Recitals of the Trust Agreement is hereby amended and restated as follows:

“WHEREAS, if a Business Combination (as defined below) is not consummated by June 22, 2025, the board of directors of the Company (the “Board”) may extend such period by twelve (12) one (1) month periods, up to June 22, 2026, by depositing $75,000 into the Trust Account no later than June 22, 2025, and each succeeding one-month anniversary through and up to June 22, 2026 (each, an “Applicable Deadline”);

(b) Effective as of the execution hereof, Section 1(i) of the Trust Agreement is hereby amended and restated in its entirety as follows:

(i) Commence liquidation of the Trust Account only after and promptly after: (x) receipt of, and only in accordance with, the terms of a letter from the Company (“Termination Letter”) in a form substantially similar to that attached hereto as either Exhibit A or Exhibit B, as applicable, signed on behalf of the Company by its Chief Executive Officer, Chief Financial Officer, Chairman of the board of directors of the Company (the “Board”) or other authorized officer of the Company, and in the case of Exhibit A, jointly signed by the Representative, and complete the liquidation of the Trust Account and distribute the Property in the Trust Account, including interest not previously released to the Company to pay its taxes and, in the case of a Termination Letter in a form substantially similar to that attached hereto as Exhibit B, less up to $100,000 of interest to pay dissolution expenses, only as directed in the Termination Letter and the other documents referred to therein; provided, however, that in the event that a Termination Letter has not been received by the Trustee by the 15-month anniversary of the closing of the Offering or, in the event that the Company extended the time to complete the Business Combination for up to 39-months from the closing of the Offering but has not completed the Business Combination within the applicable monthly anniversary of the Closing, (“Last Date”), the Trust Account shall be liquidated in accordance with the procedures set forth in the Termination Letter attached as Exhibit B hereto and distributed to the Public Stockholders as of the Last Date.”

(b) Effective as of the execution hereof, Exhibit B of the Trust Agreement is hereby amended and restated, in the form attached hereto, to implement a corresponding change to the foregoing amendment to Section 1(i) of the Trust Agreement.

3. No Further Amendment. The parties hereto agree that except as provided in this Amendment Agreement, the Trust Agreement shall continue unmodified, in full force and effect and constitute legal and binding obligations of the parties thereto in accordance with its terms. This Amendment Agreement forms an integral and inseparable part of the Trust Agreement. This Amendment Agreement is intended to be in full compliance with the requirements for an amendment to the Trust Agreement as required by Section 6(c) and Section 6(d) of the Trust Agreement, and any defect in fulfilling such requirements for an effective amendment to the Trust Agreement is hereby ratified, intentionally waived and relinquished by all parties hereto.

4. References.

(a) All references to the “Trust Agreement” (including “hereof,” “herein,” “hereunder,” “hereby” and “this Agreement”) in the Trust Agreement shall refer to the Trust Agreement as amended by this Amendment Agreement; and

(b) All references to the “Charter” in the Trust Agreement shall mean the Company’s Second Amended and Restated Certificate of Incorporation as amended by the Extension.

5. Governing Law. This Amendment Agreement shall be governed by and construed and enforced in accordance with the laws of the State of New York, without giving effect to conflicts of law principles that would result in the application of the substantive laws of another jurisdiction.

6. Counterparts. This Amendment Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, but all such counterparts shall together constitute one and the same instrument. Delivery of a signed counterpart of this Amendment Agreement by electronic transmission shall constitute valid and sufficient delivery thereof.

[Signature Page Follows]

IN WITNESS WHEREOF, the parties have duly executed this Amendment Agreement as of the date first written above.

CONTINENTAL STOCK TRANSFER & TRUST COMPANY, as Trustee
By:
Name:
Title:
FOUR LEAF ACQUISITION CORPORATION
By:
Name: Bala Padmakumar,
Title: Chairman of the Board and Interim Chief Executive Officer

EXHIBIT B

FOUR LEAF ACQUISITION CORPORATION
4546 El Camino Real B10 #715
Los Altos, CA 94022

[Insert date]

Continental Stock Transfer & Trust Company
One State Street, 30th Floor
New York, New York 10004
Attn: Francis Wolf and Celeste Gonzalez

Re: Trust Account — Termination Letter

Dear Mr. Wolf and Ms. Gonzalez:

Pursuant to Section1(i) of the Investment Management Trust Agreement between Four Leaf Acquisition Corporation (the “Company”) and Continental Stock Transfer & Trust Company (the “Trustee”), dated as of March 16, 2023 (the “Trust Agreement”), this is to advise you that the Company has been unable to effect a Business Combination with a Target Business within the time frame specified in the Company’s Second Amended and Restated Certificate of Incorporation, as amended. Capitalized terms used but not defined herein shall have the meanings set forth in the Trust Agreement.

In accordance with the terms of the Trust Agreement, we hereby authorize you to liquidate all of the assets in the Trust Account and to transfer the total proceeds into a segregated account held by you on behalf of the Beneficiaries to await distribution to the public stockholders. The Company has selected [•] as the effective date for the purpose of determining when the public stockholders will be entitled to receive their share of the liquidation proceeds. You agree to be the Paying Agent of record and, in your separate capacity as Paying Agent, agree to distribute said funds directly to the Company’s public stockholders in accordance with the terms of the Trust Agreement and the Company’s Second Amended and Restated Certificate of Incorporation, as amended. Upon the distribution of all the funds, net of any payments necessary for reasonable unreimbursed expenses related to liquidating the Trust Account, your obligations under the Trust Agreement shall be terminated, except to the extent otherwise provided in Section 1(i) of the Trust Agreement.

Very truly yours,
Four Leaf Acquisition Corporation
By:
Name: Bala Padmakumar,
Title: Chairman of the Board and Interim Chief Executive Officer

cc: EF Hutton, division of Benchmark Investments, LLC

PROXY

FOUR LEAF ACQUISITION CORPORATION
4546 El Camino Real B10 #715,
Los Altos, California 94022
(650) 720-5626

SPECIAL MEETING OF STOCKHOLDER
_____, 2025

YOUR VOTE IS IMPORTANT
FOLD AND DETACH HERE

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS FOR THE SPECIAL MEETING OF STOCKHOLDER TO BE HELD ON June 22, 2025

The undersigned, revoking any previous proxies relating to these shares, hereby acknowledges receipt of the Notice and Proxy Statement, dated June 13, 2025, in connection with the special meeting of stockholders and at any adjournments thereof (the “Special Meeting”) to be held at 11 a.m. Pacific Time on June 22, 2025 virtually via live webcast on the internet and hereby appoints Bala Padmakumar as proxy of the undersigned, with full power to appoint his substitute, and hereby authorizes him to represent and to vote all common stock of Four Leaf Acquisition Corporation (the “Company”) registered in the name provided, which the undersigned is entitled to vote at the Special Meeting with all the powers the undersigned would have if personally present. Without limiting the general authorization hereby given, said proxies are, and each of them is, instructed to vote or act as follows on the proposals set forth in this Proxy Statement.

THIS PROXY, WHEN EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED “FOR” PROPOSAL 1THROUGH 3.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” PROPOSAL 1 THROUGH 3.

PROPOSAL 1: Extension Amendment Proposal.

To approve amendments to our Second Amended and Restated Certificate of Incorporation in order to provide our Board of Directors with the right to extend the date by which we have to consummate an initial business combination up to an additional 12 times for one month each time, from June 22, 2025 until June 22, 2026 or such earlier date as may be determined by the Board in its sole discretion.

For	Against	Abstain
☐	☐	☐

PROPOSAL 2: Trust Amendment Proposal.

To approve amendments to the Trust Agreement with Continental to allow us to extend the Combination Period up to an additional 12 times for one month each time from June 22, 2025 until June 22, 2026, by depositing $75,000 into the Trust Account maintained by Continental, for each one month extension.

For	Against	Abstain
☐	☐	☐

PROPOSAL 3: Adjournment Proposal

To direct the chairman of the Extraordinary General Meeting to adjourn the Extraordinary General Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the Extraordinary General Meeting, there are not sufficient votes to approve Proposal 1 and 2.

For	Against	Abstain
☐	☐	☐

Please indicate if you intend to attend this Meeting	☐ YES	☐ No
Signature of Shareholder:
Date:

Name Stock held in (Please print):			Account Number (if any):

No. of Stock Entitled to Vote:			Stock Certificate Number(s):

Note:

Please sign exactly as your name or names appear in the Company’s stock transfer books. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such.

If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such.

If the signer is a partnership, please sign in partnership name by authorized person.

Please provide any change of address information in the spaces below in order that we may update our records:

Address:

Shareholder’s Signature

Shareholder’s Signature

Signature should agree with name printed hereon. If shares are held in the name of more than one person, EACH joint owner should sign. Executors, administrators, trustees, guardians, and attorneys should indicate the capacity in which they sign. Attorneys should submit powers of attorney.

PLEASE SIGN, DATE AND RETURN THE PROXY IN THE ENVELOPE ENCLOSED TO CONTINENTAL STOCK TRANSFER & TRUST COMPANY. THIS PROXY WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED “FOR” THE PROPOSALS SET FORTH IN PROPOSAL 1 THROUGH 3 AND WILL GRANT DISCRETIONARY AUTHORITY TO VOTE UPON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE EXTRAORDINARY GENERAL MEETING OR ANY ADJOURNMENTS OR POSTPONEMENTS THEREOF. THIS PROXY WILL REVOKE ALL PRIOR PROXIES SIGNED BY YOU.

PLEASE COMPLETE, DATE, SIGN AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.